                                                                 EXHIBIT 10.26.6

EXECUTION COPY

                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

     This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (as may be amended from time to time, this "Agreement") dated as of the 12th day of October, 1999, by and among: (i) State Street Bank and Trust Company (in its individual capacity herein referred to as the "Collateral Agent Bank" and in its capacity as collateral agent herein referred to as the "Collateral Agent"), (ii) Bank of America, N.A. and the other financial institutions (collectively, together with their respective successors and assigns, the "Banks") which are parties to the Credit Agreement (as defined below), (iii) Bank of America, N.A., as agent for itself and the other Banks (the "Agent Bank"), (iv) each of the holders of Notes (together with their respective successors and assigns as holders of Notes) issued pursuant to the Note Purchase Agreements (as defined below) (the "Note Holders"), (v) Bank of America, N.A. and PNC Bank, National Association, each as the issuer of IRB Letters of Credit (as defined below) (each, an "LC Issuer"),
(vi) Birmingham Steel Corporation (the "Company"), (vii) Chase Manhattan Trust Company, National Association, as successor to PNC Bank National Association, as successor to PNC Bank, Kentucky, Inc., as Owner Trustee (the "Owner Trustee") under the Equipment Lease Agreement dated as of September 30, 1997 between the Owner Trustee, as Lessor, and Birmingham Steel Corporation, as Lessee, as supplemented by Lease Supplement No. 1, dated November 10, 1997, and as further amended, modified and supplemented from time to time (the "Equipment Lease"),
(viii) First Union National Bank, as Indenture Trustee (the "Indenture Trustee") under the Trust Indenture and Security Agreement dated as of September 30, 1997, as supplemented by Trust Indenture Supplement No. 1, dated November 10, 1997, and as further amended, modified and supplemented from time to time (the "Indenture") between the Owner Trustee and Indenture Trustee, and (ix) each Guarantor (as defined below) which executes this Agreement or which from time to time hereafter executes an instrument accepting and agreeing to the provisions of this Agreement.

                                    PREAMBLE

     WHEREAS, pursuant to a Credit Agreement dated as of March 17, 1997, among the Company, the Agent Bank, PNC Bank, National Association, and The Bank of Nova Scotia, as Co-Agents, and the Banks (as amended from time to time, the "Credit Agreement"), the Banks have, upon the terms and subject to the conditions contained therein, made and agreed to make loans and otherwise extended and agreed to extend credit to the Company; and

     WHEREAS, the Credit Agreement has been amended by a First Amendment to Credit Agreement dated as of June 23, 1998; a Second Amendment to Credit Agreement dated as of September 30, 1998; a Third Amendment to Credit Agreement dated as of July 27, 1999; and a Fourth Amendment to Credit Agreement dated as of September 28, 1999; and

     WHEREAS, the parties to such Credit Agreement have agreed to further amend the Credit Agreement pursuant to the Fifth Amendment to Credit Agreement dated as of the date hereof (the "New Bank Amendment"; references herein to the Credit Agreement refer to the

Credit Agreement as amended by the New Bank Amendment, and as may be further amended from time to time); and

     WHEREAS, pursuant to separate Note Purchase Agreements each dated as of September 1, 1993 (collectively, as amended from time to time, the "1993 Note Purchase Agreement"), between the Company and each purchaser as party thereto, the Company issued, and such purchasers purchased, $130,000,000 principal amount of the Company's 7.28% Senior Notes (the "1993 Notes"); and

     WHEREAS, pursuant to separate Note Purchase Agreements, each dated as of September 15, 1995 (as amended from time to time, the "1995 Note Purchase Agreement" and, collectively with the 1993 Note Purchase Agreement, the "Note Purchase Agreements"), between the Company and each purchaser as party thereto, the Company has issued, and such purchasers purchased, (i) $76,000,000 principal amount of the Company's 6.96% Series A Senior Notes, (ii) $14,000,000 principal amount of the Company's 7.07% Series B Senior Notes, and (iii) $60,000,000 principal amount of the Company's 7.17% Series C Senior Notes (the Notes described in clauses (i), (ii) and (iii), as such Notes may be amended from time to time being the "1995 Notes" and, collectively with the 1993 Notes, the "Notes"); and

     WHEREAS, the Note Purchase Agreements have been amended by (i) an Amendment to Note Purchase Agreement with respect to the 1993 Note Purchase Agreement, dated as of October 18, 1996, and (ii) an Amendment to 1993 Note Purchase Agreement and an Amendment to 1995 Note Purchase Agreement, each dated as of December 14, 1998; and

     WHEREAS, the Note Holders have agreed to further amend the Note Purchase Agreements pursuant to the Waiver and Third Amendment to 1993 Note Purchase Agreement and the Waiver and Second Amendment to 1995 Note Purchase Agreement, each dated as of the date hereof (collectively, the "New Note Purchase Amendment"; references herein to the Note Purchase Agreements refer to the Note Purchase Agreements as amended by the New Note Purchase Amendment and as may be further amended from time to time); and

     WHEREAS, Bank of America, N.A. has issued a letter of credit pursuant to which up to $15,172,603 may be drawn in connection with certain Industrial Revenue Bonds issued to provide financing to the Company with respect to the facility of America Steel and Wire Corporation in Cleveland, Ohio (the "Bank of America Letter of Credit"); and PNC Bank, National Association, has issued a letter of credit pursuant to which up to $26,299,179 may be drawn in connection with certain Industrial Revenue Bonds issued to provide financing to the Company with respect to the facility of the Company in Memphis, Tennessee (the "PNC Letter of Credit"; and, collectively with the Bank of America Letter of Credit, the "IRB Letters of Credit"); and the Company has agreed to reimburse the LC Issuers for all amounts drawn on the IRB Letters of Credit pursuant to an Amended and Restated Reimbursement Agreement dated as of the date hereof between Bank of America, N.A. (as successor to Bank of America Illinois), American Steel and Wire Corporation, and the Company (the "Bank of America Reimbursement Agreement"), and a Reimbursement Agreement dated as of October 1, 1996, between PNC Bank, National Association (as successor to PNC Bank, Kentucky, Inc.), and the Company (the

"PNC Reimbursement Agreements" and, collectively with the Bank of America Reimbursement Agreement, as may be amended from time to time, the "Reimbursement Agreements"); and

     WHEREAS, the Company and the LC Issuers have agreed to amend the Reimbursement Agreements by amendments dated as of the date hereof (the "LC Amendments"; references herein to the Reimbursement Agreements refer to the Reimbursement Agreements as amended by the LC Amendments, and as may be further amended from time to time); and

     WHEREAS, pursuant to the Equipment Lease, the Owner Trustee, as Lessor, has leased certain melt shop equipment to the Company, as Lessee, and the rights of the Owner Trustee to payments thereunder have been collaterally assigned to the Indenture Trustee to secure amounts due with respect to the Equipment Notes outstanding under (and as defined in) the Indenture (the "Equipment Notes"); and

     WHEREAS, it was a condition precedent to (i) the Banks' entering into the New Bank Amendment, (ii) the Note Holders entering into the New Note Purchase Amendment, (iii) the LC Issuers entering into the LC Amendments, and (iv) the Owner Trustee and Indenture Trustee entering into this Agreement that, among other things, the Company and each of the Guarantors grant a first priority perfected lien on and security interest in the Collateral (as hereinafter defined) to the Collateral Agent, for the benefit of (1) the Banks and the Agent Bank, as security for the Company's obligations to the Banks and the Agent Bank under the Credit Agreement and the Guarantors' guarantee thereof, (2) the Note Holders, as security for the Company's obligations under the Note Purchase Agreements and the Notes and the Guarantors' guarantee thereof, (3) the LC Issuers, as security for the Company's obligations under the Reimbursement Agreements and the Guarantors' guarantee thereof, and (4) the Owner Trustee and the Indenture Trustee, as assignee of the Owner Trustee, as security for the Lease Claims, as defined herein.

     WHEREAS, the Guarantors have executed and delivered guaranties of the Secured Obligations (as hereinafter defined); and each of the Company and the Guarantors has entered into certain security agreements and related documents pursuant to which the Company or such Guarantor (as the case may be) has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien upon the Collateral, as defined herein.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          (S)1.    DEFINITIONS.
                   -----------

          (S)1.1.  Definitions.  The following terms shall have the meanings set
                   -----------
forth in this (S)1 or elsewhere in the provisions of this Agreement referred to below:

          Action.  See (S)2.2(a).
          ------

          Actionable Default.  Any failure of the Company or any Guarantor to
          ------------------
pay any of the Secured Obligations as and when due and payable in accordance with the terms of any Bank

Credit Document, Note Credit Document, Reimbursement Agreement, Equipment Lease or Security Document, whether by acceleration (including automatic acceleration upon the commencement of a bankruptcy case) or otherwise (collectively, a "Payment Default"), or the commencement of any bankruptcy, insolvency, reorganization or other similar case or proceeding by or against the Company or any Guarantor, or the making by the Company or any Guarantor of an assignment for the benefit of its creditors.

          Additional Advance Amount.  The principal amount of any additional
          -------------------------
loans made or letters of credit issued under the Credit Agreement such that, after giving effect to all of such additional loans and letters of credit, the sum of the Loan and Reimbursement Principal Obligations and Outstanding Bank LC Exposure at the time of reference thereto do not exceed in the aggregate the Maximum Bank Commitment.

          Affiliate.  As to any Person, a Person controlling, controlled by, or
          ---------
under common control with such Person.

          Agent Bank.  As defined in the introductory paragraph hereto and shall
          ----------
include any replacement or successor Agent under the Credit Agreement, or any like agent (or replacement thereof or successor thereto) under any Replacement Credit Agreement.

          Agreement.  As defined in the introductory paragraph hereto.
          ---------

          Applicable Amount.  See (S)4.1(d) hereof.
          -----------------

          Applicable Deposit.  See (S) 4.1(c) hereof.
          ------------------

          Applicable LC Issuer.  See (S) 4.1(d) hereof.
          --------------------

          Avoidance Event.  The commencement of bankruptcy or insolvency
          ---------------
proceedings against the Company within ninety (90) days after the date that the Lien of the Collateral Agent in the Collateral becomes perfected with respect to such portion of the Collateral existing on the date hereof as may be perfected by the filing of UCC-1 financing statements, and the avoidance of such Lien of the Collateral Agent in any material amount of such Collateral as to which such Lien that may be perfected by the filing of UCC-1 financing statements.

          Bank Credit Documents.  The Credit Agreement and the other Bank Loan
          ---------------------
Documents, and any Replacement Credit Agreement, as the same may hereafter be amended, renewed, extended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

          Bank Debt.  The "Obligations" as defined in the Credit Agreement (as
          ---------
in effect on the date hereof), or any like term of the same meaning contained in any Replacement Credit Agreement. Notwithstanding the foregoing, Bank Debt shall not include Loan and Reimbursement Principal Obligations and Outstanding Bank LC Exposure to the extent, and only to the extent, that the sum of the Loan and Reimbursement Principal Obligations and Outstanding Bank LC Exposure exceeds the Maximum Bank Commitment.

          Bank Loan Documents.  The "Loan Documents", as defined in the Credit
          -------------------
Agreement, or any like term of the same meaning contained in any Replacement Credit Agreement.

          Bank of America Letter of Credit.  As defined in the Preamble hereto.
          --------------------------------

          Bank of America Reimbursement Agreement.  As defined in the Preamble
          ---------------------------------------
hereto.

          Bank of America Reimbursement Agreement Debt. All indebtedness,
          --------------------------------------------
obligations and liabilities of the Company or American Steel & Wire Corporation owing to Bank of America, N.A. arising or incurred under the Bank of America Reimbursement Agreement, whether existing on the date of this Agreement or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, arising by contract, operation of law or otherwise. Notwithstanding the foregoing, Bank of America Reimbursement Agreement Debt shall not include (a) the principal amount of any reimbursement obligations in respect of drawings under the Bank of America Letter of Credit in excess of $15,172,603 in the aggregate, or (b) any Outstanding IRB LC Exposure; provided,
                                                                      --------
that (i) drawings of amounts which will be automatically reinstated unless a notice is timely given by the LC Issuer that such amount will not be reinstated will not be deemed to be drawings for the purposes of this sentence unless such notice of non-reinstatement is in fact given, and (ii) drawings to fund any tender purchase price of the related industrial revenue bonds will not be deemed to be drawings for the purposes of this sentence so long as the related LC Issuer has reinstated the amount of such paid drawing,.

          Bankruptcy Event.  (a)  Commencement by the Company or any Guarantor
          ----------------
(the Company or any such Guarantor, a "Debtor") of a voluntary case in the United States seeking liquidation, reorganization, or other relief under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consent to the entry of an order for relief in an involuntary case under any such law, or consent by the Debtor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of a Debtor or of any substantial part of its property, or any general assignment by a Debtor for the benefit of creditors;
(b) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of a Debtor in an involuntary case in the United States under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of a Debtor or for any substantial part of its property, or shall order the winding-up or liquidation of its affairs; or (c) any involuntary bankruptcy petition shall have been filed against any Debtor seeking a decree or order of relief of the type referred to in clause (b) above and such petition shall not have been dismissed within a period of sixty (60) consecutive days.

          Banks.  As defined in the introductory paragraph hereto, together with
          -----
their respective successors and assigns, and shall include any replacement, additional or successive lenders under any Replacement Credit Agreement.

          Cash Collections Collateral.  Collateral consisting of cash amounts
          ---------------------------
deposited in local depository bank accounts and lock-box accounts of the Company or any of the Securing

Guarantors and cash amounts deposited from such accounts into any like account or accounts maintained by the Agent Bank or any of the other Banks or the Collateral Agent.

          Casualty Event.  See definition of Net Proceeds in this (S) 1.1.
          --------------

          Collateral.  Any of the properties and assets of whatever nature,
          ----------
tangible or intangible, now owned or existing or hereafter acquired or arising, of the Company or any of the Guarantors in which at the time of reference a Lien has been granted or has purportedly been granted to the Collateral Agent to secure the Secured Obligations and which has not been released pursuant to the terms hereof, including, without limitation, all Cash Collections Collateral and all other cash provided to be the subject of a Lien to secure any of the Secured Obligations as contemplated by any Security Document, and any property and assets paid or payable to the Secured Parties or Collateral Agent under any of the Guaranties or any subordination agreement, but specifically excluding the Lease Assets.

          Collateral Agent.  As defined in the introductory paragraph hereto
          ----------------
unless and until a successor Collateral Agent shall have been appointed pursuant to (S)5.4 hereof, and thereafter "Collateral Agent" shall mean such successor Collateral Agent.

          Collateral Agent Bank.  As defined in the introductory paragraph
          ---------------------
hereto and any bank, in its individual capacity, serving as Collateral Agent.

          Company.  As defined in the introductory paragraph hereto.
          -------

          Credit Agreement.  As defined in the Preamble hereto.
          ----------------

          Credit Documents.  Collectively, the Bank Credit Documents, the Note
          ----------------
Credit Documents, the Reimbursement Agreements, the Lease Documents, and the Security Documents.

          Debtor.  See definition of Bankruptcy Event in this (S)1.1.
          ------

          Default.  Any event or condition which, with the giving of notice or
          -------
the lapse of time, or both, would become an Event of Default.

          Demand Notice.  See (S)4.4(a).
          -------------

          Disposition.  Any sale, exchange, or other disposition of assets,
          -----------
except that the following shall not constitute Dispositions hereunder: (a) any sale of inventory in the ordinary course of business; (b) the Transfer of assets by the Company to a Guarantor or by a Guarantor to the Company or another Guarantor, and (c) any sale or other Transfer of assets of Cumberland Recyclers L.L.C. to Birmingham Southeast, LLC provided that such assets are sold subject to the continuing Lien of the Collateral Agent.

          Distribution Amount.  See (S)4.1(c)(i).
          -------------------

          Enforcement Notice.  Written notice given by the Requisite Parties or
          ------------------
Special Requisite Parties, as the case may be, to the Collateral Agent (a) stating that a Notice of Actionable Default has theretofore been given by such Requisite Parties or Special Requisite Parties, as the case may be, to the Collateral Agent and that the Actionable Default specified in such Notice of Actionable Default continued to exist uncured for the applicable period described in (S)4.5, and (b) setting forth instructions from such Requisite Parties or Special Requisite Parties, as the case may be, to the Collateral Agent to exercise all or any such rights, powers and remedies as are available under the Security Documents and making such additional statements as may be called for under (S)4.5.

          Equipment Lease.  As defined in the Preamble hereto.
          ---------------

          Equipment Notes.  As defined in the Preamble hereto.
          ---------------

          Equity Interests.  With respect to any Person, shares of capital stock
          ----------------
of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

          Equity Issuance.  Any issuance or sale by a Person of any Equity
          ---------------
Interest in such Person; provided, however, that the term "Equity Issuance" does not include any issuance or sale by a Person to the extent that such issuance or sale is made (a) to a current or former director, officer or employee of such Person pursuant to an "employee benefit plan", as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, or (b) pursuant to a rights plan existing on the date hereof (or such other rights plan as to which the issuance of Equity Interests thereunder has been excluded from the definition of "Equity Interest" herein with the written consent of the Requisite Parties).

          Event of Default.  Any "Event of Default" under and as defined in the
          ----------------
Credit Agreement, any "Event of Default" under and as defined in either of the Note Purchase Agreements, any Event of Default under either of the Reimbursement Agreements, any "Lease Event of Default" under or as defined in the Equipment Lease or any like term of similar meaning contained in any Replacement Credit Agreement.

          Guaranties.  See definition of "Guarantors" in this (S)1.1.
          ----------

          Guarantors.  American Steel & Wire Corporation, Birmingham East Coast
          ----------
Holdings, LLC, Norfolk Steel Corporation, Port Everglades Steel Corporation, Birmingham Recycling Investment Company, Midwest Holdings, Inc., and Cumberland Recyclers, LLC, and any other party that may from time to time hereafter execute and deliver a guaranty for the benefit of any one or more of the Secured Parties guarantying the Secured Obligations (collectively, the "Guaranties").

          Indemnity.  See Section 4.1(d) hereof.
          ---------

          Indenture.  As defined in the introductory paragraph hereto.
          ---------

          Indenture Trustee.  As defined in the introductory paragraph hereto.
          -----------------

          IRB Letters of Credit.  As defined in the Preamble hereto.
          ---------------------

          LC Amendments.  As defined in the Preamble hereto.
          -------------

          LC Issuers.  As defined in the introductory paragraph hereto, together
          ----------
with their respective successors and assigns (except that references to LC Issuers in (S) 4.1(d) hereof refer to the LC Issuers without giving effect to any succession or assignment that is effected or agreed to in connection with or as a condition of a sale of the assets of SBQ).

          Lease Assets.  The "Equipment" and the "Indenture Estate", as each
          ------------
term is defined in the Equipment Lease (as in effect on the date hereof); and any other property of the Owner Trustee or the Indenture Trustee.

          Lease Claims.  All Lease Payment Claims and Lease Expense/Indemnity
          ------------
Claims.

          Lease Documents.  The "Operative Agreements," as defined in the
          ---------------
Equipment Lease (as in effect on the date hereof).

          Lease Expense/Indemnity Claims.  All claims of the Owner Trustee, the
          ------------------------------
Indenture Trustee, or any of the Owner Participants or the Lenders against the Company under any of the Lease Documents or under Section 11.11 of this Agreement (other than the Lease Payment Claims), in each case whether existing on the date of this Agreement or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, arising by contract, operation of law or otherwise.

          Lease Payment Claims.  All claims of the Owner Trustee against the
          --------------------
Company under the Equipment Lease (as in effect on the date hereof) for payment of "Basic Rent," "Stipulated Loss Value," "Make-Whole Amount" (as each term is defined therein), and interest accrued on any of the foregoing, in each case whether existing on the date of this Agreement or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, arising by contract, operation of law or otherwise.

          Lease Sharing Amount.  An amount equal, as of any date, to either (a)
          --------------------
if the Equipment Lease has been terminated on or prior to such date, the aggregate unpaid amount of Lease Payment Claims claimed by the Owner Trustee (and/or the Indenture Trustee, as assignee) under Section 15 of the Equipment Lease (or, in the event that such claim has been liquidated by adjudication or settlement, such liquidated amount), or (b) if the Equipment Lease has not been terminated on or prior to such date, an amount equal to 33 1/3% of the Stipulated Loss Value as of such date.

          Lease Trigger Event.  The occurrence of any of the following: (a) a
          -------------------
Bankruptcy Event, (b) any of the Secured Obligations (other than the Lease Claims) shall have been declared by the holder thereof to be due and payable prior to the scheduled maturity date therefor, (c) any action shall have been taken to realize on the Collateral at any time while an Actionable Default shall be continuing, (d) a Lease Event of Default (as defined in the Equipment Lease as in effect on the date hereof) shall have occurred and be continuing, or (e) such time as the book value of all assets of the Company and its Subsidiaries (other than the assets of SBQ) which have been included in Dispositions subsequent to the date hereof shall be more than $75,000,000.

          Lenders.  As defined in the Indenture.
          -------

          Letter of Credit Collateral Obligations.  The obligations of the
          ---------------------------------------
Company under any Bank Credit Document or Reimbursement Agreement (as in effect on the date hereof) to deposit cash with respect to Outstanding Bank LC Exposure or Outstanding IRB LC Exposure up to, but not exceeding, one dollar of cash for each dollar of undrawn face amount of each applicable outstanding letter of credit.

          Lien.  Any mortgage, security deed, deed of trust, pledge, lien,
          ----
security interest or other encumbrance, whether now existing or hereafter created, acquired or arising, and whether voluntary or involuntary, to secure payment of a debt or performance of an obligation.

          Loan and Reimbursement Principal Obligations.  At the time of
          --------------------------------------------
reference thereto, Bank Debt consisting of the principal amount of loans outstanding under the Bank Credit Documents and any unpaid reimbursement obligations in respect of drawings under letters of credit issued pursuant to the Bank Credit Documents.

          Majority Secured Parties.  (i) A group of holders of Secured
          -------------------------
Obligations which includes (a) the holders of at least 51% of the Note Principal Obligations, (b) the holders of at least 51% of the Reimbursement Agreement Debt, and (c) the holders of at least 51% of the Loan and Reimbursement Principal Obligations, or (ii) after the Secured Obligations referred to in clause (i) above have been paid in full, the Indenture Trustee for so long as the Lien of the Indenture remains outstanding, and thereafter the Owner Trustee.

          Make-Whole Amount.  With respect to either of the Note Purchase
          -----------------
Agreements and the Note Debt owed thereunder, the "Make-Whole Amount" as defined in such Note Purchase Agreement on the date hereof.

          Maximum Bank Commitment.  (a) $300,000,000 prior to any mandatory
          -----------------------
reductions of the Commitments, as such term is defined in the Credit Agreement, pursuant to Section 2.12 of the Credit Agreement; and (b) after any mandatory reductions of such Commitments pursuant to Section 2.12 of the Credit Agreement, the result of (i) $300,000,000 minus (ii) the aggregate amount of such mandatory
                               -----
reductions.

          Net Lease Sharing Amount.  An amount equal, as of any date, to either
          ------------------------
(a) if the Equipment Lease has been terminated on or prior to such date, the Lease Sharing Amount as of such date, or (b) if the Equipment Lease has not been terminated on or prior to such date, the result of the Lease Sharing Amount as of such date minus the sum of all amounts previously deposited in the Section
             -----
4.1(e) Cash Collateral Account.

          Net Proceeds.  (a) In the case of (x) a Disposition, the aggregate
          ------------
amount of all cash received (including without limitation, all cash payments received by way of deferred payment of principal or interest pursuant to a note or installment receivable or otherwise, but only as and when received), directly or indirectly, by the Company or any Guarantor in connection with such Disposition or (y) in the case of any loss, theft, damage, destruction, or taking or other eminent domain action (a "Casualty Event"), the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation received by the Company or any Guarantor in respect of such Casualty Event, in each case net of (i) the amount of any reasonable out-of-pocket legal fees, title and recording tax expenses, commissions and other customary fees and expenses actually incurred by the Company or any Guarantor in connection with such Disposition or Casualty Event, (ii) any income taxes reasonably estimated in good faith by the independent certified public accountant of the Company or any such Guarantor to be payable in connection with such Disposition or Casualty Event and other taxes thereon to the extent such other taxes are actually paid by the Company or any Guarantor, (iii) any repayments by the Company or any Guarantor of indebtedness (other than indebtedness under any of the Credit Documents (other than the Lease Documents)) to the extent that such indebtedness is secured by a Lien on the property that is the subject of such Disposition or Casualty Event, (iv) in the case of a Casualty Event, the amount of any proceeds permitted under the Security Documents to be paid to the Company or any Guarantor for the purpose of replacing, rebuilding or restoring the Collateral which was affected by the Casualty Event, (v) in the case of a Disposition, the amount of any proceeds which are not required under the Credit Agreement or the Note Purchase Agreements to be applied to prepay the Bank Debt or the Note Debt, and (vi) in the case of a Disposition, any amount of cash reserves reasonably required to be established to satisfy liabilities relating to the assets sold, so long as such reserves are paid to and held by the Collateral Agent as additional Collateral hereunder; and (b) in the case of an Equity Issuance, sixty percent (60%) of the aggregate amount of all cash received by the Company or any Guarantor in respect of such Equity Issuance, net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by the Company in connection with such Equity Issuance.

          New Bank Amendment.  As defined in the Preamble hereto.
          ------------------

          New Note Purchase Amendment.  As defined in the Preamble hereto.
          ---------------------------

          1993 Note Purchase Agreement.  As defined in the Preamble hereto.
          ----------------------------

          1995 Note Purchase Agreement.  As defined in the Preamble hereto.
          ----------------------------

          1993 Notes.  As defined in the Preamble hereto.
          ----------

          1995 Notes.  As defined in the Preamble hereto.
          ----------

          Note Credit Documents.  The Note Purchase Agreements and the other
          ---------------------
Note Purchase Documents, as the same may hereafter be amended, renewed, extended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

          Note Debt.  All indebtedness, obligations and liabilities of any of
          ---------
the Company, the Guarantors and the Subsidiaries to or for the benefit of any Note Holder arising or incurred under the Note Purchase Agreements (including, without limitation, Make-Whole Amounts), the Notes or the Guaranties, existing on the date of this Agreement or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, arising by contract, operation of law or otherwise. Notwithstanding the foregoing, Note Debt shall not include Note Principal Obligations to the extent, and only to the extent, that such Note Principal Obligations at any time exceed $280,000,000.

          Note Holders.  As defined in the introductory paragraph hereto,
          ------------
together with their respective successors and assigns, and shall include any replacement, additional or successive lender or note purchaser.

          Note Principal Obligations.  At the time of reference thereto, Note
          --------------------------
Debt consisting of the amounts of principal outstanding under the Notes.

          Note Purchase Agreements.  As defined in the Preamble hereto.
          ------------------------

          Note Purchase Documents.  The Notes, the Note Purchase Agreements and
          -----------------------
any "notes" and "loan documents", or any like terms of the same meaning, may be amended, renewed, extended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

          Notes.  The Notes, as such term is defined in the Preamble hereto,
          -----
together with any promissory notes or other evidences of indebtedness issued in exchange for, replacement of or substitution for the Notes under the Note Purchase Agreements.

          Notice of Actionable Default.  A notice by the Requisite Parties or
          ----------------------------
the Special Requisite Parties as the case may be, delivered to the Collateral Agent, stating that an Actionable Default has occurred and is continuing.

          Other Banks.  See (S)4.1(d) hereof.
          -----------

          Outstanding Bank LC Exposure.  The undrawn face amount of all
          ----------------------------
outstanding letters of credit issued under the Bank Credit Documents. For the avoidance of doubt, the undrawn face amount of the Outstanding IRB Letters of Credit are not included in the Outstanding Bank LC Exposure.

          Outstanding IRB LC Exposure.  The aggregate undrawn face amount of the
          ---------------------------
outstanding IRB Letters of Credit.

          Owner Participants.  As defined in the Indenture.
          ------------------

          Owner Trustee.  As defined in the Preamble hereto.
          -------------

          Paid Percentage.  See (S)4.1(c)(ii).
          ---------------

          Payment Default.  See (S)1.1 (in the definition of Actionable
          ---------------
Default).

          Permitted Liens.  Liens the existence of which does not breach Section
          ---------------
8.19(a) of each of the Note Purchase Agreements (as in effect on the date hereof) and the existence of which does not breach Section 9.2(a) of the Credit Agreement.

          Person.  Any individual, corporation, partnership, limited liability
          ------
company, trust, unincorporated association, business or other legal entity, and any government or any governmental agency or political subdivision thereof.

          PNC Letter of Credit.  As defined in the Preamble hereto.
          --------------------

          PNC Reimbursement Agreement.  As defined in the Preamble hereto.
          ---------------------------

          PNC Reimbursement Agreement Debt.  The "Company Obligations" as
          --------------------------------
defined in the PNC Reimbursement Agreement. Notwithstanding the foregoing, PNC Reimbursement Agreement Debt shall not include (a) the principal amount of any reimbursement obligations in respect of drawings under the PNC Letter of Credit in excess of $26,299,197 in the aggregate, or (b) any Outstanding IRB LC Exposure; provided, that (i) drawings of amounts which will be automatically
          --------
reinstated unless a notice is timely given by the LC Issuer that such amount will not be reinstated will not be deemed to be drawings for the purposes of this sentence unless such notice of non-reinstatement is in fact given, and (ii) drawings to fund any tender purchase price of the related industrial revenue bonds will not be deemed to be drawings for the purposes of this sentence so long as the related LC Issuer has reinstated the amount of such paid drawing.

          Post-Default Cash Sweep Payment.  Any payment to any Bank pursuant to
          -------------------------------
the provisions of (S)2.8(b)(iii) of the Credit Agreement (as in effect on the date hereof) or any similar successor provision which, in any such case, shall have been made after the Collateral Agent receives notice from any Bank, Note Holder or LC Issuer of the occurrence of an Event of Default and prior to the receipt by the Collateral Agent from such Bank, Note Holder or LC Issuer, or from the Requisite Parties, of notice that payments referred to in this definition made after such Event of Default shall nevertheless not constitute Post-Default Cash Sweep Payments (subject to the implementation of the same provisions after notice to the Collateral Agent of any subsequent Event of Default).

          Pre-Reduction Percentage.  See (S)4.1(c)(i).
          ------------------------

          Principal Obligations.  Loan and Reimbursement Principal Obligations,
          ---------------------
Note Principal Obligations, Bank of America Reimbursement Agreement Debt in an amount not to exceed $15,172,603, and PNC Reimbursement Agreement Debt in an amount not to exceed $26,299,197.

          Priority Debt.  The aggregate amount of Loan and Reimbursement
          --------------
Principal Obligations and Outstanding Bank LC Exposure under any Bank Credit Document at any time in an amount equal to the lesser of (a) the amount thereof at such time in excess of the Priority Threshold Amount, and (b) $65,000,000.

          Priority Threshold Amount.  $235,000,000, as reduced from time to time
          -------------------------
by the same amount as the "Priority Threshold Amount" (as such term is defined in the Credit Agreement) is reduced pursuant to (S)2.12(d) thereof as in effect on the date hereof.

          Qualifying Assets.  See (S)4.9(b) hereof.
          -----------------

          Reimbursement Agreements.  As defined in the Preamble hereto.
          ------------------------

          Reimbursement Agreement Debt.  Collectively, the Bank of America
          ----------------------------
Reimbursement Agreement Debt and the PNC Reimbursement Agreement Debt.

          Replacement Credit Agreement.  See (S)4.10(a).
          ----------------------------

          Requisite Parties.  As of any date, (i) the holders of at least 66
          -----------------
2/3% in aggregate principal amount of the sum of the Reimbursement Agreement Debt, the Note Debt and the Bank Debt outstanding on such date, or (ii) after the Secured Obligations referred to in clause (i) above have been paid in full, the Indenture Trustee so long as the Lien of the Indenture remains outstanding, and thereafter the Owner Trustee.

          Responsible Officer.  With respect to the Collateral Agent means an
          -------------------
officer in its Corporate Trust Department.

          Restricted Subsidiary.  As defined in the Credit Agreement.
          ---------------------

          SBQ.  The "special bar quality" division of the Company and its
          ---
Subsidiaries which includes (a) all assets of the Company and its Subsidiaries located in, or related to its operations in, Memphis, Tennessee; and (b) the assets of American Steel and Wire Corporation (and the Company's equity interests in American Steel and Wire Corporation), but specifically excluding
(i) the "missile wire" facility, located in Cleveland, Ohio, (ii) the Company's equity interest in American Iron Reduction, LLC, and (iii) the interests of the Owner Trustee and/or the Indenture Trustee in the Lease Assets.

          Section 4.1(e) Cash Collateral Account.  See (S)4.1(e) hereof.
          --------------------------------------

          Section 4.1(h) Cash Reserves Account.  See (S) 4.1(h) hereof.
          ------------------------------------

          Section 4.1(e) Distribution Amount. See (S)4.1(e) hereof.
          ----------------------------------

          Secured Obligations.  Collectively, (a) the Bank Debt, unless and
          -------------------
until the Agent Bank has given notice in writing to the Collateral Agent that either (i) the Bank Debt has been paid in full and all commitments under the Bank Credit Documents have terminated, been canceled or permanently reduced to zero or (ii) the Bank Debt otherwise no longer constitutes Secured Obligations hereunder, (b) the Note Debt, unless and until all of the Note Holders have given notice in writing to the Collateral Agent that the Note Debt has been paid in full or no longer constitutes Secured Obligations hereunder, (c) the Lease Claims, unless and until the Indenture Trustee and Owner Trustee have given notice in writing to the Collateral Agent that the Lease Claims have been paid in full or no longer constitute Secured Obligations hereunder, (d) the Bank of America Reimbursement Agreement Debt unless and until the holder thereof has given notice in writing to the Collateral Agent that the Bank of America Letter of Credit has been terminated and any and all Bank of America Reimbursement Agreement Debt has been paid in full or no longer constitutes Secured Obligations hereunder, (e) the PNC Reimbursement Agreement Debt unless and until the holder thereof has given notice in writing to the Collateral Agent that the PNC Letter of Credit has been terminated and any and all PNC Reimbursement Agreement Debt has been paid in full or no longer constitutes Secured Obligations hereunder, (f) involuntary overdrafts arising in the ordinary course of banking business of cash management, payroll and similar deposit accounts maintained by the Company with any of the Banks, which overdrafts exist at the time that an Event of Default occurs, and (g) all indebtedness, obligations and liability of the Company or any Guarantor to the Collateral Agent under any Security Document.

          Secured Parties.  The Agent Bank, the Banks, the Note Holders, the
          ---------------
Owner Trustee, the Indenture Trustee, the LC Issuers and the Collateral Agent.

          Securing Guarantors.  The Guarantors who have granted to the
          -------------------
Collateral Agent for the benefit of the Secured Parties a Lien on any of their properties and assets to secure payment or performance of any of the Secured Obligations.

          Security Documents. Any and all instruments or agreements pursuant to
          ------------------
which a Lien is created or arises, or a Guaranty is delivered, in favor of the Collateral Agent or any other Secured Party to secure or guarantee any of the Secured Obligations (but excluding in any event the Lease Documents).

          Special Cash Collateral Account.  See (S)4.1(c).
          -------------------------------

          Special Requisite Parties.  As of any date, either (a) the holders of
          -------------------------
at least 25% in aggregate principal amount of the Reimbursement Agreement Debt, the Note Debt, and the Bank Debt outstanding on such date if a Payment Default shall have occurred and be continuing with respect to such Reimbursement Agreement Debt, Note Debt or Bank Debt, as the case may be, on such date and at least thirty (30) days prior to such date the Agent Bank, the LC Issuers, each of the Note Holders and the Indenture Trustee (or, if the Lien of the Indenture shall no longer remain outstanding, the Owner Trustee) shall have received written notice of such Payment Default, or otherwise (b) the Requisite Parties.

          Stipulated Loss Value.  As defined in the Equipment Lease (as in
          ---------------------
effect on the date hereof).

          Stock Pledge Agreement.  One or more instruments or agreements
          ----------------------
executed in favor of and delivered to the Collateral Agent in connection with this Agreement which purports to pledge and grant a security interest to the Collateral Agent in shares of capital stock or other debt or equity interest of any Subsidiary or other Person.

          Subsidiary.  As defined in the Note Purchase Agreements (as in effect
          ----------
on the date hereof).

          Terminated IRB LC.  See (S) 4.1(d) hereof.
          -----------------

          Total Undrawn Letter of Credit Exposure.  At the time of reference
          ---------------------------------------
thereto, the Outstanding Bank LC Exposure at such time and the Outstanding IRB LC Exposure at such time.

          Transfer.  Any sale (including any sale and subsequent lease as
          --------
lessee), lease as lessor, transfer or other disposition of any asset.

          (S)1.2.  Terms Generally.  The definitions in (S)1.1 shall apply
                   ----- ---------
(except as otherwise specified) equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

          (S)2.  RECOURSE OF SECURED PARTIES; OTHER COLLATERAL; ACTION BY
                 -------- -- ------- -------  ----- ----------  ------ --
SECURED PARTIES.
------- -------

          (S)2.1.  Recourse of Secured Parties; Other Collateral.
                   -------- -- ------- -------  ----- ----------

          (a) Each of the Secured Parties acknowledges and agrees that (i) it shall only have recourse to the Guaranties and the Collateral through the Collateral Agent and that it shall have no independent recourse to the Guaranties or the Collateral and (ii) the Collateral Agent shall have no obligation to, and shall not (except pursuant to (S)3.2(c) or as otherwise specifically provided herein), take any action hereunder or under any Security Document to which it is a party, except upon instructions from the Requisite Parties in accordance with (S)2.2 hereof.

          (b) Nothing contained herein shall restrict (i) the rights of any Secured Party to pursue remedies, by proceedings in law and equity, to collect any of the Secured Obligations or to enforce the performance of and provisions of any of the Secured Obligations, to the extent in either case that such remedies do not relate to the Collateral or interfere with the Collateral Agent's ability to take action hereunder or under the Security Documents or (ii) the rights of any Secured Party to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements.

          (c) None of the Agent Bank, the Collateral Agent or any other Secured Party shall contest the validity, perfection, priority or enforceability of or seek to avoid any Lien securing any Secured Obligation, and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such Liens. Except as expressly provided in this Agreement with respect to distributions of Collateral or proceeds by the Collateral Agent to the Secured Parties, no Secured Party shall have the right to obtain any of the Collateral for its sole account or the benefit for its sole account of any Lien securing any of the Secured Obligations. No Secured Party may seek, and each Secured Party hereby waives, any right to require any of the Collateral to be partitioned.

          (d) Notwithstanding the foregoing, nothing in this Agreement, any Security Document or any related agreement shall impair or otherwise adversely affect in any respect any rights or entitlements of the Owner Trustee or the Indenture Trustee under any of the Lease Documents or, in the event of any Bankruptcy Event, under Section 365 of the United States Bankruptcy Code with respect to any of the Lease Documents.

          (S)2.2.  Action by Secured Parties.
                   ------ -- ------- -------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Requisite Parties or Special Requisite Parties shall be embodied in and evidenced by one or more instruments and signed by or on behalf of such Requisite Parties or Special Requisite Parties, as applicable, and, except as otherwise expressly provided in any such instrument to be effective at a later date, any such action shall become effective when such instrument or instruments shall have been received by the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Action" of the Persons signing such instrument or instruments.

          (b) The Collateral Agent shall be entitled to rely absolutely upon an Action of the Requisite Parties or Special Requisite Parties if such Action purports to be taken by or on behalf of such Requisite Parties or Special Requisite Parties, and nothing in this (S)2.2 or elsewhere in this Agreement shall be construed to require the Collateral Agent to demonstrate that such Requisite Parties or Special Requisite Parties have been authorized by the Banks, Note Holders, LC Issuers, the Indenture Trustee and/or the Owner Trustee, as applicable, to take any action which they purport to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Action of any Banks, any Note Holders, LC Issuers, the Indenture Trustee and/or the Owner Trustee, as the case may be.

          (S)3.  DUTIES OF COLLATERAL AGENT.
                 ------ -- ---------- -----

          (S)3.1.  Notices to the Secured Parties.  The Collateral Agent shall,
                   ------- -- --- ------- -------
as soon as practicable but in any event, if applicable, within five (5) business days following receipt thereof, furnish to each of the Agent Bank, each of the Note Holders, each of the LC Issuers, and the Owner Trustee and the Indenture
Trustee:

               (a) a copy of each Notice of Actionable Default, Demand Notice or Enforcement Notice received by the Collateral Agent;

               (b) a copy of each certificate received by the Collateral Agent rescinding or withdrawing a Notice of Actionable Default, Demand Notice or Enforcement Notice;

               (c) written notice of any release or subordination by the Collateral Agent of any Collateral;

               (d) a copy of any notice or other communication given or received by the Collateral Agent under any Security Document; and

               (e) such other notices required by the terms of this Agreement to be furnished by or to the Collateral Agent.

     Any Notice of Actionable Default, Demand Notice or Enforcement Notice shall be deemed to have been given when actually received by a Responsible Officer of the Collateral Agent and, subject to (S)4.5(c), to have been rescinded or withdrawn when a Responsible Officer of the Collateral Agent has actually received from the notifying party a notice rescinding or withdrawing such Notice of Actionable Default, Demand Notice or Enforcement Notice. Any Notice of Actionable Default, Demand Notice or Enforcement Notice shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded or withdrawn.

          (S)3.2.  Actions Under Security Documents.
                   ------- ----- -------- ---------

          (a) The Collateral Agent shall not be obligated to take any action under this Agreement or any of the Security Documents except for the performance of such duties as are specifically set forth herein or therein. The Collateral Agent shall take any action under or with respect to the Security Documents or the Collateral which is requested by the Requisite Parties or Special Requisite Parties pursuant to (S)4.5; provided that the Collateral Agent shall not amend
                            --------
or waive any provision of the Security Documents except in accordance with (S)7.

          (b) The Collateral Agent shall exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Security Documents to which it is a party or any of them or with respect to the Collateral solely in accordance with an Enforcement Notice received from the Requisite Parties or Special Requisite Parties in accordance with (S)4.5. The Collateral Agent shall have the right to decline to follow any such direction if
(i) the Collateral Agent, being advised by counsel and acting in good faith, determines that the directed action is not permitted by the terms of this Agreement or the

Security Documents or is unlawful or (ii) the Collateral Agent, being advised by counsel and acting in good faith, is in reasonable doubt as to whether such directed action is permitted by this Agreement or the Security Documents or would involve it in personal liability and, in the case of this clause (ii), is not provided, upon its request therefor, written confirmation from the Requisite Parties or the Special Requisite Parties, as the case may be, providing the Enforcement Notice that the Collateral Agent's indemnity by the other Secured Parties contained in this Agreement would apply without exception for such directed action. All directions from the Requisite Parties and Special Requisite Parties shall be as contemplated and permitted by this Agreement and the applicable Security Document and will not be illegal. The Collateral Agent may rely on any such direction given to it by the Requisite Parties and Special Requisite Parties and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Collateral Agent) be liable to the Company, any Guarantor, any holder of any Secured Obligations, or any other Person for taking or refraining from taking action in accordance with such direction and the otherwise applicable terms of this Agreement.

          (c) In the absence of an Enforcement Notice (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Requisite Parties or Special Requisite Parties, the Collateral Agent shall not, without the written consent or direction of the Requisite Parties or Special Requisite Parties, exercise remedies available to it under any Security Documents or with respect to the Collateral or any part thereof.

          (S)3.3.  Status of Moneys Received.
                   ------ -- ------ --------

     All moneys received by the Collateral Agent pursuant to this Agreement shall be held in trust for the purposes for which they were paid, and shall be segregated from any other moneys held by the Collateral Agent, and may be deposited by the Collateral Agent under such general conditions as may be prescribed by law in the general banking department of the Collateral Agent, and the Collateral Agent shall not be liable for any interest thereon except for interest and other income obtained in accordance with this paragraph. The Collateral Agent shall invest any funds held by it pursuant to this Agreement as directed in writing by the Requisite Parties in any of the following: (i) obligations issued or guaranteed by The United States of America or any agency or instrumentality thereof; (ii) certificates of deposit of or interest bearing accounts with national banks or corporations endowed with trust powers having capital and surplus in excess of $100,000,000; (iii) commercial paper that at the time of investment is rated A-1 by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or Prime-1 by Moody's Investor's Service, Inc.;
(iv) repurchase agreements with any bank or corporation described in clause (ii) fully secured by obligations described in clause (i); and (v) shares of a money market fund investing only in short term U.S. Treasury obligations or obligations backed by short-term U.S. Treasury obligations. The Collateral Agent shall add any interest or other income from such investments to the amounts to be distributed in accordance with (S)4.1(b) hereof.

     All interest earned on such investments shall be considered the currently reportable income of the Company for federal income tax purposes. The Collateral Agent annually shall file information returns with the United States Internal Revenue Service and payee statements with the Company, documenting such interest payments. The Company shall provide the

Collateral Agent all forms and information necessary to complete such information returns and payee statements.

     Should the Collateral Agent become liable for the payment of taxes including withholding taxes, relating to income derived from any funds held by its pursuant to this Agreement or any payment made hereunder, the Collateral Agent may pay such taxes from such funds.


          (S)4.  CERTAIN INTERCREDITOR ARRANGEMENTS.
                 ------- ------------- ------------

          (S)4.1.  General Rule:  Pari Passu Rights Against Collateral.
                   ------- ----   ---- ----- ------ ------- ----------

          (a) General Rule.  All amounts owing with respect to the Secured
              ------- ----
Obligations shall be secured by the Guaranties and the Collateral, without distinction as to whether some Secured Obligations are then due and payable and other Secured Obligations are not then due and payable, all in accordance with the priorities established in this (S)4.

          (b) Application of Collateral Proceeds Generally.  If (i) the
              ----------- -- ---------- -------- ---------
Collateral Agent receives any cash amounts as payments under any Security Documents or as proceeds of or otherwise constituting the Collateral (which amounts, under the terms of any of the Security Documents, are to be applied to any of the Secured Obligations), including (but subject to (S) 4.1(d) below) any amounts received pursuant to (S)4.6 and (S)4.7, any proceeds received by the Collateral Agent in connection with any Disposition of the assets of SBQ or any of the other Collateral and, if applicable, any sum received by the Collateral Agent pursuant to (S)507(b) of the Bankruptcy Code in any bankruptcy case in which the Company or a Guarantor is a debtor, or (ii) the Company or any Guarantor receives any Net Proceeds from a Disposition or Casualty Event with respect to the Collateral or from an Equity Issuance, all such cash amounts shall be applied (subject to (S)4.2 hereof):

               (i)  first, to the payment of any unpaid fees or other amounts
                    -----
     owing to the Collateral Agent pursuant to (S)5.5, (S)5.6 or (S)5.7;

               (ii)  second, equally and ratably to reimburse the Secured
                     ------
     Parties for any amounts paid by the Secured Parties pursuant to (S)5.6;

               (iii)  third, equally and ratably to all outstanding accrued and
                      -----
     unpaid interest on and principal of Priority Debt, provided that, except as
                                                        --------
     provided in (S)4.1(g) hereof, none of the proceeds from any sale of the assets of SBQ or any Equity Issuance shall be applied pursuant to this clause (iii);

               (iv)  fourth, equally and ratably to all outstanding accrued and
                     ------
     unpaid interest and Make-Whole Amounts and outstanding Loan and Reimbursement Principal Obligations, Reimbursement Agreement Debt, Outstanding Bank LC Exposure, Outstanding IRB LC Exposure, and Note Principal Obligations, constituting Bank Debt, Note Debt, or Reimbursement Agreement Debt, and the Lease Payment Claims,
     according to the aggregate amounts thereof (other than the Lease Payment Claims) on the date of such distribution and, in the case of Lease Payment Claims, the Net Lease Sharing Amount as of the date of such distribution; provided, however, that no such cash amounts arising from a Disposition
     --------
     of the assets of SBQ, or from or in connection with a release of Collateral which is approved by the Requisite Parties (whether or not arising from a Disposition thereof), shall be applied to the Lease Payment Claims pursuant to this clause (iv) (or any other clause of this (S)4.1(b)) unless a Lease Trigger Event has occurred and is continuing,

               (v)  fifth, equally and ratably, to all other Secured Obligations
                    -----
     not covered by clauses (i) through (iv) of this (S) 4.1(b); and

               (vi)  sixth, after payment of all Secured Obligations, to the
                     -----
     Company or to whomever else the Collateral Agent may be required to pay by applicable law.

          (c) Special Letter of Credit Provision.  Except to the extent provided
              -----------------------------------
otherwise in (S)4.1(d) hereof, any payment pursuant to clause (iv) of (S)4.1(b) with respect to Outstanding Bank LC Exposure or Outstanding IRB LC Exposure (an "Applicable Deposit") shall be paid to (or retained by) the Collateral Agent for deposit in an account (the "Special Cash Collateral Account") to be held as Collateral for the Secured Obligations and to be applied as provided in this
(S)4.1(c).

               (i) Distributions of Cash Collateral.  On each date after the
                   --------------------------------
     creation of the Special Cash Collateral Account on which a reduction in Total Undrawn Letter of Credit Exposure occurs by reason of either a drawing under any letter of credit (including any IRB Letter of Credit) or any other reduction, expiration or cancellation of any such letter of credit, the Collateral Agent shall distribute from the Special Cash Collateral Account an amount (a "Distribution Amount") equal to the product of (1) the Paid Percentage immediately prior to such reduction in Total Undrawn Letter of Credit Exposure (the "Pre-Reduction Percentage") and (2) the amount of such reduction, provided, that any reduction of Outstanding
                                   --------
     IRB LC Exposure which will be automatically reinstated unless a notice is timely given by the applicable LC Issuer that such reduction will not be reinstated, shall not be deemed to be a reduction of Total Undrawn Letter of Credit Exposure unless such notice of non-reinstatement is in fact given. The Distribution Amount shall be distributed as follows: (A) first, to pay any outstanding principal amount of whichever of the Loan and Reimbursement Principal Obligations, Bank of America Reimbursement Agreement Debt, and PNC Reimbursement Agreement Debt, if any, shall have been increased by such reduction pro rata in proportion to the respective
                                      --- ----
     amounts thereof owed to each Bank and LC Issuer, to the extent, if any, necessary so that the Paid Percentage of each of the Loan and Reimbursement Principal Obligations, Bank of America Reimbursement Agreement Debt and PNC Reimbursement Agreement Debt (not including Outstanding IRB LC Exposure) immediately after giving effect both to any increase in the amount thereof which may have occurred as a result of such reduction in the Total Undrawn Letter of Credit Exposure and to such payment being made from the Special Cash Collateral Account under this clause (A), is equal to the Pre-Reduction Percentage; and (B) next, to the extent of any balance of the Distribution Amount, as provided in clauses (iii), (iv), (v) and (vi) of (S)4.1(b). Subject to the provisions of (S)4.1(d) hereof, at such times as the Outstanding Bank LC Exposure and Outstanding IRB LC Exposure are reduced to zero, any amount remaining in the Special Cash Collateral Account, after the payment of all prior Distribution Amounts, shall be distributed as provided in clauses
     (iii), (iv), (v) and (vi) of (S)4.1(b).

               (ii) Definition of Paid Percentage.  The "Paid Percentage" means,
                    -----------------------------
     at the relevant time of reference thereto with respect to any Distribution Amount, the fraction (expressed as a percentage) the numerator of which is
     (x) the sum of all payments with respect to Principal Obligations made pursuant to (S)4.1 prior to or at such time and the denominator of which is
     (y) the aggregate amount of Principal Obligations outstanding, immediately before the Applicable Deposit from which such Distribution Amount was funded. In the event that, at the relevant time of reference thereto, no payments with respect to Principal Obligations shall have been made pursuant to (S)4.1, the Paid Percentage shall be zero.

          (d) Special Provisions Regarding Proceeds from Sale of SBQ.
              ------------------------------------------------------
Notwithstanding the provisions of (S)4.1(b), under the circumstances set forth in this (S)4.1(d), the distribution to the Note Holders, the Banks, and the LC Issuers of the proceeds from any sale of the assets of SBQ shall be made in accordance with the provisions of this (S)4.1(d), it being understood that nothing in this (S)4.1(d) shall alter the amount of such proceeds otherwise required to be distributed under (S)4.1(b) in respect of the Lease Payment Claims in the event that a Lease Trigger Event has occurred and is continuing. If (i) there is a sale of all or a substantial portion of the assets of SBQ, and
(ii) prior to, contemporaneous with, or as a condition of such sale, the IRB Letters of Credit (or either of them) expire undrawn, are terminated, are cancelled (any of the foregoing being a "Terminated IRB LC"), or the LC Issuers receive any letter of credit, indemnity or other comfort (collectively "Indemnity") that the IRB Letters of Credit (or any portion of them or either of them) will not be drawn or that, if drawn, the LC Issuers will be reimbursed or indemnified for all or a portion of the amount drawn by a Person or Persons other than the Company and the Guarantors (or from assets other than those of the Company and the Guarantors), regardless of whether such Indemnity is absolute or is contingent or conditional (the issuer of a Terminated IRB LC or recipient of an Indemnity being an "Applicable LC Issuer"), then

          (w) for purposes of determining the amount payable to the Note Holders, the net proceeds from any sale of the assets of SBQ shall be deemed to have been greater than the actual net proceeds from any sale of the assets of SBQ by an amount equal to the sum, if any, of (A) with respect to Terminated IRB LCs, the aggregate undrawn face amount of the IRB Letters of Credit immediately prior to the expiration, termination or cancellation thereof, and
               (B) with respect to IRB Letters of Credit as to which Indemnity was obtained, the amount of such Indemnity (collectively, the sum of (A) and (B) being the "Applicable Amount"),

          (x) the Note Holders will receive the same amount from the net proceeds from the sale of the assets of SBQ as the Note Holders would have received pursuant to (S)4.1(b) had such net proceeds been increased by such Applicable Amount,

          (y) after the Note Holders have received the amount payable to them pursuant to (S)4.1(b) (after giving effect to this (S)4.1(d)), the amounts payable pursuant to (S)4.1(b) to the Banks that are not (and whose direct and indirect assignors were not) the Applicable LC Issuers (the "Other Banks") shall be the amount that the Other Banks would have received if the net proceeds from the sale of the assets of SBQ had been increased by the Applicable Amount, and

          (z) after the Note Holders and the Other Banks have received the amounts payable to them pursuant to (S)4.1(b) (after giving effect to this (S)4.1(d)), the Banks that are (or whose direct or indirect assignors were) the Applicable LC Issuers shall receive on account of the Bank Debt the remaining net proceeds, if any, allocable to the Banks that are the LC Issuers from the sale of the assets of SBQ, provided that,
                                  --------

     (1) if the net proceeds from the sale of the assets of SBQ are not sufficient for the Note Holders to receive the amount that they are entitled to receive pursuant to (S)4.1(b) (after giving effect to this (S)4.1(d), then (A) the Note Holders shall receive all of the proceeds from the sale of the assets of SBQ covered by this (S)4.1(d), (B) the Applicable LC Issuers shall make such arrangements with the Banks that are not the Applicable LC Issuers (which arrangements shall be without cost to or effect on the Secured Parties other than the Banks and the Applicable LC Issuers) so as to cause the Banks that are not the Applicable LC Issuers to have received (at or about the same time that the Note Holders are paid pursuant to clause (A) of this paragraph) the same percentage of the amount that would have been payable to the Banks that are not the Applicable LC Issuers pursuant to clause (y) (if there had been sufficient proceeds to pay such amounts), as the percentage that the amount that the Note Holders receive pursuant to clause (A) of this paragraph constitutes with respect to the amount that the Note Holders would have received pursuant to clause (x) had there been sufficient proceeds to pay such amounts, and (C) all amounts that thereafter become payable pursuant to (S)4.1(b) with respect to the Bank Debt to the Banks that are (or whose direct or indirect assignors were) the Applicable LC Issuers shall be paid instead equally and ratably to the Note Holders and the Banks that are not the Applicable LC Issuers (and allocated among each of them equally and ratably) until the Note Holders and Banks that are not Applicable LC Issuers have received, in addition to all other amounts payable to them hereunder, the amounts that would have been paid to them pursuant to this (S)4.1(d) but for the Net Proceeds from the sale of the assets of SBQ being insufficient to pay such amounts to them, provided that,
                                                       --------
notwithstanding the foregoing, the provisions of this (S) 4.1(d) shall not be applied to pay to the Note Holders or Banks that are not Applicable LC Issuers amounts that are payable to the Applicable LC Issuers pursuant to clause (iii) of (S) 4.1(b) after the following events have occurred: (1) the holders of 51% of the Bank Debt give notice to the Collateral Agent that an Actionable Default has occurred, and (2) the Banks declare all of the Bank Debt to be due and payable on account of such Actionable Default.

          (e) Special Equipment Lease Provisions.  Any payment pursuant to
              ----------------------------------
clause (iv) of (S)4.1(b) which is to be applied to Lease Payment Claims prior to the termination of the Equipment Lease shall be paid to (or retained by) the Collateral Agent for deposit in an account (the "Section 4.1(e) Cash Collateral Account") to be held as Collateral for the sole and exclusive benefit of the Lease Payment Claims (subject to and to the extent set forth in this (S)4.1(e)) and to be applied as provided in this (S)4.1(e). Any payment pursuant to clause
(iv) of (S)4.1(b) which is to be applied to Lease Payment Claims on or after termination of the Equipment Lease shall be paid by the Collateral Agent to the Indenture Trustee (for distribution by the Indenture Trustee in the order of priority set forth in Section 3.03(a) of the Indenture for so long as the Lien of the Indenture remains outstanding, and thereafter to the Owner Trustee).

              (i) Distribution of Section 4.1(e) Cash Collateral After
                  ----------------------------------------------------
Termination of Equipment Lease.  If, on any date on or after creation of the
------------------------------
Section 4.1(e) Cash Collateral Account, the Equipment Lease is terminated, the Collateral Agent shall distribute to the Indenture Trustee (for distribution by the Indenture Trustee in the order of priority set forth in Section 3.03(a) of the Indenture, for so long as the Lien of the Indenture remains outstanding, and thereafter to the Owner Trustee), from the Section 4.1(e) Cash Collateral Account an amount (a "Section 4.1(e) Distribution Amount") equal to the lesser of (x) the Lease Sharing Amount as of such date, and (y) the amount in the
Section 4.1(e) Cash Collateral Account. Any amount remaining in the Section 4.1(e) Cash Collateral Account after such distribution to the Indenture Trustee or the Owner Trustee, as the case may be, shall be applied in accordance with
(S)4.1(b) hereof.

              (ii) Other Distributions of Section 4.1(e) Cash Collateral.
                   -----------------------------------------------------
If the Equipment Lease expires at the end of its term (and is not terminated prior to such expiration) and all Lease Payment Claims have been paid in full, then the amount in the Section 4.1(e) Cash Collateral Account shall be applied in accordance with (S)4.1(b) hereof.

          (f) Reallocation of Subsequent Distributions.  Notwithstanding the
              -----------------------------------------
foregoing, if (i) any deposit(s) shall be made into the Section 4.1(e) Cash Collateral Account on any date(s) in respect of the Lease Payment Claims pursuant to this (S)4.1 and (ii) the Equipment Lease shall be terminated on a subsequent date and the Net Lease Sharing Amount thereupon shall become an amount smaller or larger than 33 1/3% of the Stipulated Loss Value as of such earlier date(s), a "true-up" shall be effected with respect to the next distribution(s) of Collateral proceeds and other amounts pursuant to (S) 4.1 hereof so that the Lease Payment Claims shall receive pursuant to this (S) 4.1 a cumulative amount of Collateral proceeds and other amounts pursuant to (S) 4.1 hereof equal to what the Indenture Trustee or Owner Trustee, as the case may be, would have received pursuant to this (S) 4.1 had the revised Net Lease Sharing Amount been in effect on and after the first occurrence of a Lease Trigger Event.

          (g) Special Provision Regarding Allocation of SBQ and Equity Issuance
              -----------------------------------------------------------------
Proceeds After the Occurrence of an Event of Default.  If the holders of 51% of
----------------------------------------------------
the Bank Debt give notice to the Collateral Agent before a distribution by the Collateral Agent pursuant to (S)4.1(b)(iii) hereof that an Event of Default has occurred under the Credit Agreement, and if such notice certifies that there is at the time of such distribution any outstanding accrued and unpaid interest on or principal of Priority Debt, and if such distribution includes proceeds from the sale of the assets of SBQ or any Equity Issuance (the "SBQ or Equity Issuance Proceeds"), then the amount of such distribution that is allocable to the SBQ or Equity Issuance Proceeds shall be paid to (or retained by) the Collateral Agent to the extent of the amount of such outstanding accrued and unpaid interest on or principal of Priority Debt, for deposit in an account to be held as Collateral for the Secured Obligations (the "Section 4.1(g) Account"), and to be applied as provided in this (S)4.1(g).

                    (i) Distributions on Account of Priority Debt.  If the Banks
                        -----------------------------------------
          declare all of the Bank Debt to be due and payable on account of such Event of Default within thirty (30) days after the date that such notice is given to the Collateral Agent pursuant to this (S)4.1(g) that an Event of Default has occurred, and if during such thirty (30) day period after such notice is given such declaration is not rescinded or waived and no loans are made and no credit is extended by the Banks to the Company or the Guarantors, then the distribution that is to be made by the Collateral Agent on account of the SBQ or Equity Issuance Proceeds shall be applied to the Priority Debt, to the extent of the amount thereof, before being applied pursuant to (S)4.1(b)(iv).

                    (ii) Distributions on Account of Other Secured Obligations.
                         -----------------------------------------------------
          Any amounts in the Section 4.1(g) Account that are not distributable to the Banks on account of Priority Debt pursuant to clause (i) of this (S)4.1(g) shall be applied by the Collateral Agent in accordance with clauses (iv), (v) and (vi) of (S)4.1(b) hereof.

          (h) Special Provision Regarding Cash Reserves Relating for Sold
              -----------------------------------------------------------
Assets. Any amount of cash reserves referred to in clause (vi) of the definition of Net Proceeds shall be deposited by the Collateral Agent in an account (the "Section 4.1(h) Cash Reserves Account") to be held as Collateral for the Secured Obligations and to be applied as provided in this (S)4.1(h).

                    (i) If, prior to the Collateral Agent receiving notice from any Bank, Note Holder, LC Issuer or the Requisite Parties that an Actionable Default has occurred, the Company certifies to the Collateral Agent in writing that an amount specified in such certification is payable to the buyer of assets (the sale of which gave rise to the requirement that cash reserves be maintained) to satisfy liabilities owed to such buyer under the purchase agreement relating to such assets, then the Collateral Agent shall pay to the Company the amount specified in such certification (but not more than the amount maintained in the Section 4.1(h) Cash Reserves Account on account of the applicable sale).

                    (ii) If the Collateral Agent receives notice from any Bank, Note Holder, LC Issuer or the Requisite Parties that an Actionable Default has occurred, then the Collateral Agent shall not pay or distribute any funds from the Section 4.1(h) Cash Reserves Account except in accordance with the written instructions of the Requisite Parties, provided that such instructions may only instruct the
                   --------
          Collateral Agent to pay the funds (or a portion thereof) in the
          Section 4.1(h) Cash Reserves Account to the Company (or the applicable seller) or to the Secured Parties in accordance with this (S) 4.1.

          (i) On each occasion that the Collateral Agent makes any payment or distribution to a Secured Party pursuant to this (S) 4.1, the Collateral Agent shall give notice to the Company setting forth the amount paid or distributed to each Secured Party.

          (S)4.2.  Non-Cash Distributions or Proceeds.  If the Collateral Agent
                   -------- ------------- -- --------
receives any non-cash distributions or proceeds in respect of the Guaranties or the Collateral, then, unless the Requisite Parties instruct the Collateral Agent to the contrary, the Collateral Agent shall hold such non-cash distributions and proceeds as Collateral upon the terms of this Agreement and the Security Documents until converted to cash and thereupon applied or disbursed in accordance with this (S)4; provided, however, that, if any non-cash distribution
                           --------  -------
is received by the Collateral Agent and is to be applied in satisfaction of any Secured Obligation by operation of a plan of reorganization under Chapter 11 of the United States Bankruptcy Code or otherwise as required by applicable law, the Requisite Parties may, instead of awaiting the conversion of such non-cash distribution to cash, direct the Collateral Agent to distribute such non-cash distribution as provided in (S)4.1(b), except in respect of a distribution under
(S)4.1(b)(i).

          (S)4.3.  Additional Collateral.  If any of the Banks, the Agent Bank,
                   ---------- ----------
the LC Issuers or the Note Holders receives any mortgage, pledge, security interest in or other lien or encumbrance on any assets of the Company, any Guarantor or any other of the Company's Subsidiaries, then any such mortgage, pledge, security interest or other lien or encumbrance shall secure the Secured Obligations, and be assigned to the Collateral Agent for the benefit of the Secured Parties.

          (S)4.4.  Notice of Demand; Acceleration.
                   ------ -- ------  ------------

          (a) Each of the Banks, the Agent Bank, the LC Issuers, the Note Holders, the Owner Trustee and the Indenture Trustee hereby agrees to give written notice to the Collateral Agent of any demand for payment in full of the Secured Obligations owing to the demanding party, whether by acceleration of such obligations or otherwise (a "Demand Notice").

          (b) Neither the Agent Bank, any Bank, any LC Issuer, any Note Holder, the Owner Trustee nor the Indenture Trustee shall incur liability of any kind should it, upon the occurrence of any Actionable Default, refrain from accelerating the maturity or otherwise demanding payment in full of any Secured Obligations owing to it, or should it refrain from exercising any of its rights and remedies against the Company, any Guarantor or any other obligor in respect of the Secured Obligations.

          (S)4.5.  Enforcement.
                   -----------

          (a) The Collateral Agent shall (subject to the provisions of (S)3.2 and (S)5) take any such actions in the exercise of rights and remedies under the Security Documents as are directed in an Enforcement Notice given by the Requisite Parties or Special Requisite Parties, as the case may be, at any time more than three (3) business days after a Notice of Actionable Default has been given to a Responsible Officer of the Collateral Agent with respect to the Event of Default that is the basis (or one of the bases) of the Enforcement Notice. The Requisite

Parties or Special Requisite Parties, as the case may be, giving a Notice of Actionable Default or Enforcement Notice to the Collateral Agent shall contemporaneously give a copy thereof to the other Secured Parties.

          (b) Each of the Agent Bank, each Bank, each LC Issuer, each Note Holder, the Indenture Trustee and the Owner Trustee agrees that it will promptly, and in any event within five (5) business days after the request by one of the others (which request may be made telephonically), advise the requesting party (telephonically, confirmed in writing) as to the outstanding principal amount of the Loan and Reimbursement Principal Obligations, Outstanding Bank LC Exposure, Outstanding IRB LC Exposure, Letter of Credit Collateral Obligations, Reimbursement Agreement Debt, or Note Principal Obligations owed to it (or, in the case of the Agent Bank, owed to the Banks) or (in the case of the Owner Trustee or Indenture Trustee) as to the Lease Sharing Amount. Any party may rely on such information (or other means available to it) to determine whether the Requisite Parties have acted with respect to any action or proposed action.

          (c) No Enforcement Notice, when issued, may be rescinded or withdrawn without the written consent of the Requisite Parties or Special Requisite Parties, whichever shall have given such Enforcement Notice.

          (S)4.6.  Turnover of Collateral and Post-Default Cash Sweep.  If any
                   -------- -- --------------------------------------
Secured Party (other than the Owner Trustee or Indenture Trustee) acquires custody, control or possession of any payment or assets constituting a Post-Default Cash Sweep Payment or any Collateral (including proceeds therefrom), other than pursuant to the terms of (S)4.1 or (S)4.2 hereof, such Secured Party shall, promptly with respect to Collateral (including proceeds thereof), and within fifteen (15) days after their receipt thereof with respect to Post-Default Cash Sweep Payments, cause such payment or assets to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so designate, an agent of the Collateral Agent (which agent may be a branch or affiliate of the Collateral Agent) in the same form of payment received, with appropriate endorsements, for distribution in accordance with the provisions of (S)4.1 or (S)4.2, as applicable. The Collateral Agent shall notify each of the Secured Parties within two (2) business days after the Collateral Agent receives any notice (a) from any Bank, Note Holder or LC Issuer of the occurrence of an Event of Default, or (b) from the Requisite Parties that payments referred to in the definition of Post-Default Cash Sweep Payments will not constitute Post-Default Cash Sweep payments on account of such Event of Default. If any cash is received by any of the Banks with respect to Letter of Credit Collateral Obligations other than pursuant to (S)4.1 hereof, and such cash has not been applied to reduce Loan and Reimbursement Principal Obligations resulting from a drawing upon a letter of credit relating to such Letter of Credit Collateral Obligations prior to the time that an Enforcement Notice is given, such cash shall, at the time that such Enforcement Notice is given, be delivered to the Collateral Agent and applied as provided in (S)4.1. Until such time as the provisions of the immediately preceding sentences have been complied with, such Secured Party shall be deemed to hold such Collateral in trust for the Collateral Agent. Notwithstanding the foregoing, neither the Agent Bank, the Banks, the LC Issuers nor the Note Holders shall be required to deliver to the Collateral Agent or such agent of the Collateral Agent, any amounts received by the Agent Bank, the Banks, the LC Issuers, or the Note Holders prior to receipt by such Secured Party of a Notice of Actionable Default to the extent that such amounts constitute (a) payments of principal (other than Post-Default Cash Sweep Payments) on the Bank Debt, the Reimbursement Agreement Debt or the Notes required to be made pursuant to the Credit Documents and due and paid prior to such date, or (b) regular payments of interest, fees and other charges on or in respect of the Bank Debt, the Reimbursement Agreement Debt or the Notes due and paid prior to such date.

          (S)4.7.  Setoffs.  Each of the Secured Parties agrees with each other
                   -------
Secured Party that (a) if any Secured Party (other than the Owner Trustee or Indenture Trustee) exercises any right of setoff, banker's lien or similar right with respect to any Collateral or any assets of the Company or any Guarantor (other than a setoff by a Bank prior to any Notice of Actionable Default (x) to repay an involuntary overdraft arising in the ordinary cause of banking business of cash management, payroll and similar deposit accounts maintained by the Company or any Guarantor with any of the Banks, or (y) to pay regular account maintenance fees), the amount set off shall be applied ratably to the Secured Obligations in accordance with (S)4.1 or (S)4.2, as the case may be, (b) if such Secured Party (other than the Owner Trustee or Indenture Trustee) shall receive from the Company or any Guarantor, (i) whether by voluntary payment, exercise of the right of setoff, counterclaim, cross-action, enforcement of the claim in respect of the Secured Obligations owing to such Secured Party by proceedings against the Company at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, for application to the payment of the Secured Obligations owing to such Secured Party any amount in excess of its ratable portion of the payments received by the other Secured Parties as contemplated by (S)4.1 or (S)4.2, as the case may be, or (ii) any of the Banks shall receive any Post-Default Cash Sweep Payment, such Bank or other Secured Party will make such disposition and arrangements with the other Secured Parties with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall
              --- -----
result in each Secured Party receiving in respect of the Secured Obligations owing to it its proportionate payment as contemplated by (S)4.1 or (S)4.2, as the case may be; provided that if all or any part of such excess payment is
                 --------
thereafter recovered from such Secured Party, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

          (S)4.8.  Waivers and Amendments of Credit Documents.
                   ------- --- ---------- -- ------ ---------

          (a) Without the prior written consent of the Agent Bank, the holders of 51% of the Note Debt, the holders of 51% of the PNC Reimbursement Agreement Debt, and the holders of 51% of the Bank of America Reimbursement Agreement Debt, the parties hereto (other than the Owner Trustee and the Indenture Trustee) shall not modify or amend any provisions of or give any waiver with respect to the Credit Documents to which such party hereto is a signatory, if the effect of such modification or amendment or waiver is (i) to cause the maximum principal amount or maximum commitment of or in respect of the Bank Debt to exceed the Maximum Bank Commitment, or (ii) to increase the principal amount of the Note Debt or Reimbursement Agreement Debt then outstanding, or (iii) to increase the stated rate of interest or any fees or other amounts due under any of the Credit Documents to which such party hereto is a signatory as outstanding on the date hereof, or (iv) to amend or modify any term defined therein which is incorporated by reference into this Agreement, or is specifically referred to in this Agreement in such a way as to alter its meaning in this Agreement. Without the prior written consent of the Requisite Parties, the parties hereto (other than the Owner Trustee and the Indenture Trustee) shall not modify or amend any provisions of or give any waiver with respect to the Credit Documents to which such party is a signatory, if the effect of such modification or amendment or waiver is to provide for loans to be made or letters of credit to be issued (other than by extension or renewal) after the issuance of an Enforcement Notice. Except as otherwise specified in the two preceding sentences, the Agent Bank and the Banks, the Note Holders and the LC Issuers, without the consent of the other parties, shall be free to deal with the Company and the Guarantors in their respective sole discretion under and in respect of the provisions of the Credit Documents to which they are party, with the right and power without limitation to modify, amend or waive any terms or provisions of such Credit Documents, to grant extensions of the time of payment or performance, and to make compromises and settlements with the Company or any Guarantor.

          (b) The Agent Bank and the Banks agree that they will not modify or amend any covenants, defaults or payment provisions which are based on the financial condition or results of operations of the Company and/or its Subsidiaries contained in the Bank Credit Documents without giving at least five
(5) business days' prior written notice thereof to the Note Holders, and the LC Issuers; the Note Holders agree that they will not modify or amend any covenants, defaults or payment provisions which are based on the financial condition or results of operations of the Company and/or its Subsidiaries in the Note Credit Documents without giving at least five (5) business days' prior written notice thereof to the Agent Bank, and the LC Issuers; the Owner Trustee and the Indenture Trustee agree that they will not modify or amend any covenants, defaults or payment provisions which are based on the financial condition or results of operations of the Company and/or its Subsidiaries in the Equipment Lease without giving at least five (5) business days' prior written notice thereof to the Agent Bank, the Note Holders and the LC Issuers; and each LC Issuer agrees that it will not modify or amend any covenants, defaults or payment provisions which are based on the financial condition or results of operations of the Company and/or its Subsidiaries contained in the Reimbursement Agreement to which it is a party without giving at least five (5) business days' prior written notice thereof to the Agent Bank and the Note Holders.

          (S)4.9.  Release or Subordination of Collateral.
                   ------- -- ------------- -- ----------

          (a) Collateral consisting of (i) Net Proceeds of any Disposition which, together with the aggregate Net Proceeds of all other Dispositions of Collateral within the preceding twelve (12) months, do not exceed $1,000,000, and the proceeds of any other Disposition with the consent of the Requisite Parties, and (ii) the Net Proceeds of any Casualty Event which, taken together with the aggregate Net Proceeds of all other Casualty Events with respect to Collateral within the preceding twelve (12) months, do not exceed $5,000,000, shall, unless, in either case, a party hereto has notified the Collateral Agent that a Default or an Event of Default has occurred and is continuing or would occur after giving effect thereto, be released to the Company or Guarantor that owned the Collateral, as the case may be, subject to the provisions of the next sentence. The Collateral Agent is hereby authorized to release such Collateral and to provide such discharge, release and termination statements with respect to such Released Collateral upon receipt of a certificate of the chief financial officer or any vice president of the Company to the effect that no Default or Event of Default exists or would result therefrom and that such release is permitted under this (S)4.9(a), and that, with respect to Net Proceeds of Casualty Events, the Company intends to use such Net Proceeds to repair or replace the Collateral that was the subject of the Casualty Event.

          (b) The Collateral Agent shall, if requested by the Company or any Guarantor, release any Collateral that is the subject of a Disposition but which is not released pursuant to (S)4.9(a), and provide such releases and termination statements as may be reasonably requested by the Company or any such Guarantor with respect thereto in connection with any Disposition thereof, so long as (i) the Requisite Parties have consented to such request, (ii) the Collateral Agent receives a certificate of the chief financial officer or any vice president of the Company to the effect that (A) no Default or Event of Default exists or would result from the honoring of such request, (B) the transferee of the Collateral is not an Affiliate of the Company, and (C) the proceeds of such Disposition equal or exceed the fair market value of the Collateral subject to such Disposition, (iii) the Collateral Agent obtains a perfected security interest in any non-cash proceeds of such Disposition, (iv) except as otherwise provided herein, the Net Proceeds of such Disposition are delivered to the Collateral Agent, and (v) any cash portion of the Net Proceeds of such Disposition are applied or paid in accordance with this Agreement; provided,
                                                                   --------
that, with respect to a Disposition of the assets of SBQ, no consent of the Requisite Parties shall be required under clause (i) of this paragraph and the provisions of clause (ii)(C) of this paragraph shall not be applicable if: (1) an executive officer of the Company certifies that the Company has consulted with and received advice from Credit Suisse First Boston in connection with such Disposition and has received a letter from Credit Suisse First Boston stating that in its view the consideration to be received by the Company in connection with such Disposition is fair from a financial point of view under the circumstances; (2) the cash portion of the sales price is not less than 75% of the total sales price; and (3) the cash portion of the Net Proceeds of such sale are applied to the Secured Obligations in accordance with the terms of this Agreement, and further provided that (x) if the certificate provided pursuant to
               ----------------
clause (ii) of this paragraph (b) further certifies that the Company intends to purchase, within thirty (30) days after the date of such certificate, assets of the same type of assets that were the subject of the Disposition (e.g. the purchase of equipment after the sale of equipment) which are usable in the ordinary course of the Company's business ("Qualifying Assets"), (y) subject to the provisions of clause (z) below, the

Collateral Agent shall retain, rather than distributing, the proceeds from such Disposition (except that this clause (y) and clause (z) below in this paragraph
(b) shall not apply to any Disposition of SBQ or any Disposition that would cause the proceeds received by the Collateral Agent from Dispositions during any consecutive twelve (12) month period to exceed $10,000,000), and (z) if the Collateral Agent receives a certificate of the chief financial officer or any vice president of the Company on or within thirty (30) days after the date of such disposition, to the effect that (1) the Company has purchased Qualifying Assets on or within thirty (30) days after the date of the applicable Disposition, (2) the cash portion of the purchase price of such Qualifying Assets was as set forth in such certificate, (3) such Qualifying Assets were purchased from a Person that is not an Affiliate of the Company, (4) the purchase price for such Qualifying Assets did not exceed their fair market value, and (5) no Default or Event of Default exists or would result from the purchase of the Qualifying Assets, the Collateral Agent shall pay to the Company the lesser of the purchase price for the Qualifying Assets and the amount received by the Collateral Agent from the applicable Disposition. Any amounts not paid to the Company pursuant to the preceding sentence shall be distributed in accordance with (S) 4.1 hereof.

          (c) The Net Proceeds from any Casualty Event with respect to Collateral shall (i) be paid to (or retained by) the Collateral Agent for distribution in accordance with (S)4.1 hereof, if such Net Proceeds from any such Casualty Event equal or exceed $25,000,000, and (ii) except as provided in
(S)4.9(a) and except as set forth below in this paragraph (c), be paid to (or retained by) the Collateral Agent for distribution in accordance with (S)4.1 hereof, if such Net Proceeds from any such Casualty Event are less than $25,000,000. The Company may utilize the Net Proceeds from a Casualty Event with respect to Collateral if such Net Proceeds are less than $25,000,000 (1) with the written consent of the Requisite Parties, on such terms and conditions as may be established by the Requisite Parties with respect thereto, or (2) without such written consent of the Requisite Parties, on the following conditions and in the following manner: (A) the Company shall provide to the Collateral Agent, within thirty (30) days after the date that the amount of the Net Proceeds is determined, a certificate of the chief financial officer or any vice president of the Company to the effect that (x) no Default or Event of Default exists (or would exist if the Net Proceeds from Casualty Event were used to repair or replace the Collateral that was the subject of the Casualty Event),
(y) the Company intends to repair or replace the Collateral that was the subject of the Casualty Event, and (z) the Company has sufficient cash on hand or available in order to fund such repair or replacement, if such Net Proceeds are made available to the Company, (B) to the extent that the Company desires funding or reimbursement therefor from the Net Proceeds applicable thereto, the Company shall submit to the Collateral Agent (or to such agent as may be retained by the Collateral Agent to carry out the responsibilities of the Collateral Agent pursuant to this sentence) such invoices as the Company receives from time to time for goods or services purchased or obtained in connection with such repair or replacement, together with a written request that such invoice be paid from such applicable Net Proceeds (or that the Company be reimbursed from such applicable Net Proceeds for its payment of such invoice),
(C) no Event of Default shall have occurred prior to the requested payment from time to time of an invoice pursuant to this paragraph (c), and (D) the Company shall provide such evidence as the Requisite Parties or any agent retained by the Collateral Agent in accordance with clause (B) above may require in order to evidence that the remaining Net Proceeds are sufficient to fund the balance of cost of the repair or replacement of the Collateral that was the subject of the Casualty Event. The Company shall pay to the

Collateral Agent, as and when billed therefor, all fees and reasonable expenses incurred by the Collateral Agent or any such agent in connection with the matters set forth in this paragraph.

          (d) To the extent that the Credit Documents (other than the Lease Documents) of any party explicitly permit any Disposition without consent under such Credit Document but in respect to which such party's consent is required pursuant to this (S)4.9, such party agrees to provide that consent. But nothing in this (S)4.9 shall (i) be deemed to imply any waiver of any restriction on Dispositions under the Credit Agreement, either of the Note Purchase Agreements or any other Credit Document, or (ii) without the prior written consent of the Requisite Parties, authorize the Collateral Agent in any bankruptcy case to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral.

          (e) In the event all of the security interests created by the Security Documents in favor of the Secured Parties other than the Owner Trustee and Indenture Trustee are terminated pursuant to Section 11.5(a)(i), (ii) and (iii) hereof, the security interest created by the Security Documents in favor of the Owner Trustee and Indenture Trustee shall also be released and thereupon the Lease Claims shall no longer constitute Secured Obligations hereunder; provided
                                                                       --------
that concurrently with such release, the Company shall secure the Lease Claims with a perfected first priority security interest in separate collateral in amount and in form reasonably satisfactory to the Indenture Trustee and the Owner Trustee.

          (f) Whether or not so instructed by the Requisite Parties, the Collateral Agent may release any Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.



          (S)4.10.    Replacement Credit Facilities.
                      -----------------------------

          (a) The Company shall be free, without the consent of the Note Holders, the LC Issuers, the Owner Trustee or the Indenture Trustee, to enter into a Replacement Credit Agreement (as defined below) provided that (i) upon
                                                       --------
giving effect to such Replacement Credit Agreement all outstanding Secured Obligations owed to the Banks shall have been discharged and the Credit Agreement shall have been terminated, (ii) each lender under such Replacement Credit Agreement shall assume in writing all obligations of the Banks hereunder accruing on or after the date such lenders become parties hereto, as amended as provided in clause (iv) hereof, (iii) after giving effect to such Replacement Credit Agreement, no Default or Event of Default shall then be in existence, and
(iv) such technical amendments to the Note Credit Documents, the Lease Documents and this Agreement, reasonably requested by the Note Holders, the LC Issuers, the Owner Trustee or the Indenture Trustee, as the case may be, as necessary for any terms in the Note Credit Documents, the Lease Documents or this Agreement cross referencing the Credit Agreement to cross reference instead such Replacement Credit Agreement, shall have been made. A "Replacement Credit Agreement" shall mean a credit facility from one or more commercial banks or other financial institutions providing the Company with loans, letters of credit or other advances or extensions of credit (A) without any lien or other priority over the other Secured Obligations, (B) not in excess of the Commitments (as defined in the Credit Agreement) under the Credit Agreement immediately prior to such refinancing and pursuant to which the loan availability and loan commitments to the Company from such refinancing shall not be less than that available and in effect immediately prior to such refinancing,
(C) for a committed term of at least 36 months, (D) the financial covenants of such refinancing or extension shall not be more stringent than the financial covenants contained in the amended Note Purchase Agreements as reasonably determined by the holders of 51% of the Note Debt; and (E) such refinancing would be permitted under the then applicable debt incurrence tests of the Note Purchase Agreements.

          (b) The term of the existing Credit Agreement may be extended (i) without the consent of the Note Holders if such extension provides for no Priority Debt, or (ii) in all other cases with, but only with, the consent of the holders of 66 2/3% of the Note Debt. To the extent that the term of the Credit Agreement is extended with such consent, or any other provisions thereof are amended or modified by the parties thereto, the Credit Agreement shall not be considered a Replacement Credit Agreement for purposes of (S)4.10(a).

          (S)4.11.  Independent Investigation; Sharing of Financial Information.
                    ----------- -------------  ------- -- --------- -----------
Each of the Banks, the Agent Bank, the LC Issuers, and the Note Holders acknowledges and agrees that it has entered into the Credit Documents to which it is party and (as applicable) extended funds and/or credit or provided services to the Company on the basis of its own independent investigation of the Company, its Subsidiaries and affiliated companies, and their business, operations and financial condition, that it shall continue to make such investigations in connection with the credit and/or loans extended to the Company as it deems appropriate and that it has not conducted any such investigations in reliance upon information, analysis and recommendations which it may have obtained from any other Secured Party. Without derogation in any way of the preceding sentence, the Company acknowledges and consents to any exchange of information by and among the Banks, the Agent Bank, the LC Issuers, the Note Holders, the Owner Trustee and the Indenture Trustee, without regard to whether the impact of any such exchange is favorable or unfavorable to the Company and without regard to the accuracy or completeness of any information so exchanged.

          (S)4.12.  Agents.  Except as specifically provided in this Agreement,
                    ------
and except for the role of the Collateral Agent as specified in this Agreement, neither the Agent Bank nor any of the Banks is acting as agent for any Note Holder, LC Issuer or the Owner Trustee or Indenture Trustee; no Note Holder is acting as agent for the Agent Bank or any Bank or LC Issuer or the Owner Trustee or Indenture Trustee; no LC Issuer is acting as agent for the Agent Bank, the Banks, any Note Holder, or the Owner Trustee or Indenture Trustee; neither the Owner Trustee nor the Indenture Trustee is acting as agent for the Agent Bank, the Banks, the Note Holders or the LC Issuers; and nothing stated or implied in this Agreement shall be deemed to create such an agency, or other fiduciary relationship.

          (S)4.13.  Effect of Avoidance.  If an Avoidance Event occurs, (a) the
                    -------------------
provisions of (S)2 hereof and this (S)4 with respect to the Collateral and distribution of the proceeds thereof shall cease to be effective with respect to the Collateral as to which the Lien of the Collateral Agent is avoided and the proceeds thereof, (b) (S)4.1(d) shall cease to be effective, and
(c) this Agreement shall not thereafter restrict any party's right to amend and administer its Credit Documents in such party's discretion. For the avoidance of doubt, nothing in this paragraph is intended to affect any of the provisions herein regarding the Guaranties.

          (S)5.  CONCERNING THE COLLATERAL AGENT.
                 ---------- --- ---------- -----

          (S)5.1.  Appointment of Collateral Agent.  The Agent Bank, acting on
                   ----------- -- ---------- -----
instructions from the Banks, the Note Holders, the Owner Trustee, Indenture Trustee, and the LC Issuers hereby appoint the Collateral Agent Bank to act as collateral agent pursuant to the terms of this Agreement and the Security Documents, and the Collateral Agent Bank hereby accepts such appointment. The relationship between the Collateral Agent and the holders of the Secured Obligations is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the Credit Documents shall be construed to appoint the Collateral Agent as a trustee for any such holder.

          (S)5.2.  Limitations on Responsibility of Collateral Agent.
                   ----------- -- -------------- -- ---------- -----

          (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Document, except for those made by it herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Company or any Guarantor to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as set forth in (S)6, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Company or any Guarantor or to the holders of any of the Secured Obligations as to the care of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent's duties and responsibilities shall be determined solely by the provisions of this Agreement and the Security Documents to which it is a party, and the Collateral Agent shall not be liable or responsible for any duties or obligations set forth in any other document to which it is not a party.

          (b) The Collateral Agent shall not be responsible for any loss suffered with respect to any investment permitted to be made under this Agreement and shall not be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent may be liable for losses due to its willful misconduct, or negligence. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or in any of the Credit

Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement or any Security Document except for such Person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer shall be personally liable for any action taken by any such Person in accordance with any notice given by the Requisite Parties in accordance with and pursuant to the terms of this Agreement even if, at the time such action is taken by any such Person, the Requisite Parties or Persons purporting to be the Requisite Parties are not so authorized by the Requisite Parties to give such notice, except where a Responsible Officer of the Collateral Agent has actual knowledge that such Requisite Parties or Persons purporting to be the Requisite Parties are not so authorized by the Requisite Parties to give such notice. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact and shall not be responsible for anything done by such agents or attorneys-in-fact selected by it with due care.

          (c) Whenever pursuant to the provisions hereof or of any Security Document it is required that any party hereto obtain the consent or approval of the Collateral Agent, or that any matter prove satisfactory to the Collateral Agent, or that any action be taken at the request, discretion, option or determination of the Collateral Agent, the Collateral Agent, prior to giving any such consent or approval or request, or exercising any such option, discretion or determination, or indicating its satisfaction with any such matter, shall (except where the failure to do so, in its good faith judgment, could imperil the Collateral or the Liens thereon) be required to consult with the Secured Parties in a manner deemed reasonable by the Collateral Agent, and the Collateral Agent shall be protected in following any direction of the Requisite Parties or Special Requisite Parties, as the case may be.

          (d) The foregoing provisions of this (S)5.2 shall not relieve the Collateral Agent of any liability for any failure to perform any contractual duty expressly undertaken by it to be performed under this Agreement if such liability is caused by the negligence or willful misconduct of the Collateral Agent.


          (S)5.3.  Reliance by Collateral Agent; Etc.
                   -------- -- ---------- -----  ---

          (a) Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance in good faith thereon.

          (b) The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in good faith in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder, or any of the Collateral from any court of competent jurisdiction.

          (c) The Collateral Agent shall be fully protected in relying in good faith upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely in good faith, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.

          (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default or Actionable Default unless and until a Responsible Officer of the Collateral Agent shall have received a Notice of Actionable Default or notice of such Event of Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a Notice of Actionable Default to inquire whether an Actionable Default has, in fact, occurred and shall be entitled to rely in good faith conclusively, and shall be fully protected in so relying, on any certificate so furnished to it and shall have no obligation, absent written instructions from the Requisite Parties, to take or omit to take any action with respect to such Notice of Actionable Default.

          (e) To the extent the Collateral Agent is required (pursuant to (S)4 or otherwise) to determine any amount of, or take any action to distribute any amount in respect of, any Secured Obligation hereunder, it shall have no obligation to do so unless such amount shall have been certified in writing by the holder of such Secured Obligations as being the amount in question. Each of the other parties hereto agrees to certify such amounts upon request of the Collateral Agent. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

          (f) The Collateral Agent shall assume for all purposes hereunder that the Lien of the Indenture remains outstanding unless and until the Collateral Agent receives notice from the Indenture Trustee that the Lien of the Indenture is no longer outstanding.

          (S)5.4.  Resignation or Removal of the Collateral Agent.  The
                   ----------- ------------- --- ---------- -----
Collateral Agent may at any time resign by giving at least sixty (60) days prior written notice thereof to each Secured Party and the Company, and the Collateral Agent may at any time be removed for cause (consisting of fraud, gross misconduct, willful or reckless breach of this Agreement or other just cause, as determined in their discretion by the Requisite Parties) by at least sixty (60) days prior written notice thereof to the Collateral Agent, each other Secured Party and the Company given by the Requisite Parties, provided that no
                                                      --------
resignation or removal shall be effective until a successor for the Collateral Agent is appointed. Upon such resignation or removal, the Requisite Parties shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Requisite Parties and shall have accepted such appointment within forty-five (45) days after the retiring Collateral Agent's giving of notice of resignation or the giving of notice of removal, as the case may be, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a financial institution having a long-term bank deposit rating of not less than "A" from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., or "A-2" from Moody's Investors Service, Inc. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. Any corporation into which the Collateral Agent Bank may be merged or with which it may be consolidated, or any corporation which acquires all or substantially all of the corporate trust business of the Collateral Agent Bank, including the Collateral agency established pursuant to this Agreement, or any corporation resulting from any merger or consolidation to which the Collateral Agent Bank shall be a party, shall be the successor to the Collateral Agent Bank without the execution of any paper.

          (S)5.5.  Expenses and Indemnification by the Company.  By
                   -------- --- --------------- -- --- -------
countersigning this Agreement, the Company agrees (a) to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties hereunder or under the Security Documents, (b) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent Bank in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by them under this Agreement or any Security Document; provided that the Company shall
                                               --------
not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction, and (c) to indemnify and hold harmless the Collateral Agent, on demand, from and against any and all liabilities which may be imposed on or incurred by the Collateral Agent Bank (in its capacity as Collateral Agent) for the net amount of taxes (after taking into account any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Collateral Agent Bank would not otherwise be subject to tax except by reason of its acting under this Agreement or the Security Documents (directly or through agents); provided that such
                                                 --------
indemnification for taxes (i) shall apply only in respect of taxes attributable to the performance of the Collateral Agent's obligations hereunder and (ii) shall in no event cover any federal, state, local or other taxes imposed upon the Collateral Agent Bank with respect to or measured by its gross or net income or profits or franchise or excise taxes. A statement by the Collateral Agent that is submitted to the Company with respect to the amount of such expenses and containing a basic description thereof and/or the amount of its indemnification obligation shall be prima facie evidence of the amount
                                        ----- -----
thereof owing to the Collateral Agent or the Collateral Agent Bank, as the case may be. Except as otherwise expressly provided herein, the Collateral Agent shall be under no obligation to take any action to protect, preserve or enforce any rights or interests in the Collateral or to take any action in connection with the execution or enforcement of its duties hereunder, whether on its own motion or on request of any other Person, which in the opinion of the Collateral Agent may involve loss, liability or expense to it, unless one or more of the Requisite Parties shall offer and furnish security or indemnity, reasonably satisfactory to the Collateral Agent in accordance herewith, against loss, liability and expense to the Collateral Agent. Notwithstanding anything to the contrary contained in this Agreement, or any Security Document, Credit Document or any other document noted in Section 10 of this Agreement, in the event that the Collateral Agent is entitled or required to commence an action to foreclose on such Security Document, Credit Document or other document, or otherwise exercise its remedies to acquire control or possession of any property constituting all or part of the Collateral, the Collateral Agent shall not be required to commence any such action or exercise any such remedy if the Collateral Agent has determined in good faith that it may incur liability under any federal or state environmental or hazardous waste law, rule or regulation as the result of the presence at, or release on or from, any property of any hazardous materials or waste, as defined under such federal or state laws, unless it has received security or indemnity from a Person, in an amount and in form, all satisfactory to the Collateral Agent in its sole discretion, protecting the Collateral Agent from all such liability.

          (S)5.6.  Expenses and Indemnification by Secured Parties.  Each of the
                   -------- --- --------------- -- ---------------
Banks, the LC Issuers and the Note Holders severally agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share for any
                                                  --- ----
expenses referred to in (S)5.5 and fees due pursuant to (S)5.7 which shall not have been reimbursed or paid by the Company or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent, the Collateral Agent Bank and its directors, officers, employees and agents, on demand, in the amount of its pro rata share, from and
                                                      --- ----
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in
(S)5.5, to the extent the same shall not have been reimbursed by the Company or paid from the proceeds of Collateral as provided herein; provided that no Bank,
                                                         --------
LC Issuer, or Note Holder shall be liable to the Collateral Agent or the Collateral Agent Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of, or the negligence or willful misconduct in the failure to perform any express duty undertaken under this Agreement to be performed by, the Collateral Agent or the Collateral Agent Bank or any of its directors, officers, employees or agents. For purposes of this (S)5.6, the pro rata share of any Bank's, Note Holder's, or LC Issuer's
                    ---------
claim for which a reimbursement or indemnity obligation arises under this (S)5.6 shall be its percentage share of the sum of the Principal Obligations, the Outstanding Bank LC Exposure and the Outstanding IRB LC Exposure as of the last day of the calendar month preceding the date on which such claim was incurred and on which any Outstanding Bank LC Exposure or Outstanding IRB LC Exposure existed or any Principal Obligations were outstanding.

          (S)5.7.  Collateral Agent's Fee.  By countersigning this Agreement,
                   ---------- ------- ---
the Company agrees to pay to the Collateral Agent for the Collateral Agent's own account, a non-refundable Collateral Agent's fee, in an amount designated in writing by the Collateral Agent to the Company, on the date this Agreement is entered into and at the end of each quarterly period hereafter until the Secured Obligations have been paid in full in cash, the commitments represented by the Bank Credit Documents shall have expired or been reduced to zero or terminated, there is no Outstanding IRB LC Exposure, and the Collateral Agent no longer has any duties hereunder.

          (S)5.8.  Appointments of Co-Agent or Separate Agent.
                   ------------------------------------------

          (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Collateral Agent shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-agent, or separate agent, of all or any part of the Collateral, and to vest in such Person, in such capacity and for the benefit of the Secured Parties, subject to the other provisions of this (S)5.8, such powers, duties, obligations, rights and trusts as the Collateral Agent may consider necessary or desirable. No co-agent or separate agent hereunder shall be required to meet the terms of eligibility as a successor Collateral Agent under (S)5.4 and no notice to Secured Parties of the appointment of any co-agent or separate agent shall be required.

          (b) Every separate agent and co-agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate agent or co-agent jointly (it being understood that such separate agent or co-agent is not authorized to act separately without the Collateral Agent joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate agent or co-agent, but solely at the direction of the Collateral Agent;

          (ii) no agent hereunder shall be personally liable by reason of any act or omission of any other agent hereunder appointed with due care or for any action or omission in connection with its duties hereunder not constituting gross negligence or willful misconduct; and

          (iii) the Collateral Agent may at any time accept the resignation of or remove any separate agent or co-agent.

          (c) Any notice, request or other writing given to the Collateral Agent shall be deemed to have been given to each of the then separate agents and co-agents, as effectively as if given to each of them. Every instrument appointing any separate agent or co-agent shall refer to this Agreement and the conditions of this (S)5.8. Each separate agent and co-agent, upon its acceptance of the agency conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Collateral Agent. Every such instrument shall be filed with the Collateral Agent.

          (d) Any separate agent or co-agent may at any time appoint the Collateral Agent, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate agent or co-agent shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Collateral Agent, to the extent permitted by law, without the appointment of a new or successor agent.

          (S)6.    REPRESENTATIONS AND WARRANTIES. Each of the Collateral Agent,
                   --------------- --- ----------
the Agent Bank, the LC Issuers, the Note Holders, the Owner Trustee, the Indenture Trustee, and, by countersigning this Agreement, the Company and each Guarantor, represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate action on its part and, in the case of the Agent Bank, by the appropriate number of Banks required under the Credit Agreement, and (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it and will not conflict with any provision of its corporate charter or bylaws or any agreement or other instrument binding upon it; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.


          (S)7.    AMENDMENT OF THIS AGREEMENT.
                   --------- -- ---- ---------

          (S)7.1.  Amendments.  No modification or amendment of this Agreement
                   ----------
shall be effective unless the same shall be in writing and signed by the Majority Secured Parties and no modification or amendment of any Security Document shall be effective, nor shall any waiver of any provision of any Security Document be executed by the Collateral Agent, without the written consent of the Requisite Parties; provided, however, (i) no amendment or waiver
                                  --------  -------
shall adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any of the Security Documents or expand its duties or reduce any amount payable to the Collateral Agent hereunder or under any Security Documents without the written consent of the Collateral Agent; (ii) (S)(S)3 and 5 of this Agreement and any other provision of this Agreement or of any of the Security Documents affecting the rights and obligations of the Collateral Agent hereunder may not be amended without the written consent of the Collateral Agent; (iii) no modification or amendment of
(x) (S)4.1(i), (S)4.9(a), (S)4.9(b) (except for the last sentence thereof),
(S)4.9(c), (S)4.9(e), (S)5.5, (S)5.7, clause (iii) of (S)7.1, (S)8, (S)11.5(a),
(S)11.5(b), (S)11.5(c), or (S)11.11 of this

Agreement, or (y) the definitions of Equity Interests, Equity Issuance, Disposition, Net Proceeds, SBQ, Lease Claims, Lease Payment Claims on Lease Expense/Indemnity Claims set forth herein, or (z) (S)4.8, if the effect of the modification or amendment is to increase the vote that is required to give any waiver with respect to any of the Credit Documents, shall be effective unless the same shall have been consented to in writing by the Company; (iv) no modification, amendment or waiver of the provisions of this Agreement or any of the Security Documents that changes the amount that a Secured Party receives from a distribution hereunder or that delays the time of a distribution or expands the obligations of such Secured Party hereunder shall be effective without the consent of such Secured Party, and (v) no amendment, modification or waiver of the provisions of this Agreement or any of the Security Documents that could directly or indirectly prejudice the Lease Claims in a discriminatory manner vis-a-vis the other Secured Parties shall be effective without the written consent of the Owner Trustee and, for so long as the Lien of the Indenture remains outstanding, the Indenture Trustee, provided that the Agent
                                                      --------
Bank shall be authorized to give such consent on behalf of the Banks if the Agent Bank represents that it has such authority under the Credit Agreement. Any Security Document executed after the date hereof shall be approved by the Requisite Parties as to form and, in the case of Collateral consisting of any mortgage or deed of trust over a real estate interest, shall not be deemed to have been accepted until such time as environmental site assessments satisfactory to the Requisite Parties have been delivered if requested by such Requisite Parties.

          (S)7.2.  Waivers.  No waiver of any provision of this Agreement and no
                   -------
consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

          (S)8.    APPROVAL BY THE COMPANY AND GUARANTORS; COMPANY'S OBLIGATIONS
                   -------- -- --- ------- --- ----------  --------- -----------
ABSOLUTE.
--------

          (S)8.1.  General.  By countersigning this Agreement, each of the
                   -------
Company and the Guarantors acknowledges and consents to and agrees to perform and be bound by each provision of this Agreement which expressly recites that the Company or such Guarantor is agreeing to such provision by countersigning this Agreement.

          (S)8.2   Obligations Absolute.  Nothing contained in this Agreement
                   --------------------
shall impair, as between the Company, or any Guarantor and the Agent, the Banks, the LC Issuers, the Note Holders, the Owner Trustee and the Indenture Trustee,
(a) the obligation of the Company or such Guarantor to pay to the Agent Bank and the Banks all amounts payable in respect of the Bank Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Agent Bank or any of the Banks (except as expressly otherwise provided in this Agreement) from exercising all rights, powers and remedies otherwise permitted by the Bank Credit Documents and by applicable law upon a default in the payment of the Bank Debt, all, however, subject to the rights of the Note Holders and LC Issuers as set forth in this Agreement; or (b) the obligation of the Company or such Guarantor to pay to the Note Holders all amounts payable in respect of the Note Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent any of the Note Holders (except as expressly otherwise provided in this Agreement) from exercising all rights, powers and remedies otherwise permitted by the Note Credit Documents and by applicable law upon a default in the payment of the Note Debt, all, however, subject to the rights of the Agent Bank, the Banks and the LC Issuers as set forth in this Agreement, or (c) the obligation of the Company or such Guarantor to pay to the LC Issuers all amounts payable in respect of the Reimbursement Agreement Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent either of the LC Issuers (except as expressly otherwise provided in this Agreement) from exercising all rights, powers and remedies otherwise permitted by the Reimbursement Agreements and by applicable law upon a default in the payment of the Reimbursement Agreement Debt, all, however, subject to the rights of the Agent Bank, the Banks and the Note Holders as set forth in this Agreement.

          (S)8.3.   No Additional Rights for Company Hereunder.  If the
                    ------------------------------------------
Collateral Agent, the Agent Bank, or any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Company and each Guarantor agrees, by its consent hereto, that it shall not use such violation as a defense to such enforcement by any such party nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party. Nothing contained in this Agreement shall constitute a commitment by any Bank, LC Issuer or Note Holder to make available to the Company any loans or letters of credit which would comprise, in the case of the Banks, an Additional Advance Amount or, in the case of the LC Issuers and the Note Holders, any additional loans or letters of credit.

          (S)9.     COLLATERAL AGENT AS AGENT AND LENDER. If a Secured Party is
                    ---------- ----- -- ----- --- ------
at any time the Collateral Agent or a co-agent or separate agent pursuant to
(S)5.8, such Secured Party shall, in its individual capacity and as Collateral Agent, have the same obligations and the same rights, powers and privileges as it would have had were it not also the Collateral Agent.

          (S)10     INTENTIONALLY DELETED.
                    ---------------------

          (S)11.    MISCELLANEOUS.
                    -------------

          (S)11.1.  Further Assurances, Etc.  The Agent Bank, the Banks, the LC
                    ------- ----------  ---
Issuers and the Note Holders and, by countersigning this Agreement, the Company and each Guarantor, agree to execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Collateral Agent, and shall take such other action, in each case as the Collateral Agent (upon instructions from the Requisite Parties) or any Secured Party may reasonably request (at the sole, but reasonable, cost and expense of the Company which, by countersigning this Agreement, agrees to pay such reasonable costs and expenses), to effectuate and carry out the provisions of this Agreement including, without limitation, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

          (S)11.2.  No Individual Action; Marshaling; Etc.  No holder of any
                    -- ---------- ------  ----------  ---
Secured Obligations may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement. The Collateral Agent shall have no duty to, and the Company and each Guarantor hereby waives any and all right to require the Collateral Agent to, marshal any assets or otherwise to take any actions with respect to marshaling.

          (S)11.3.  Successors and Assigns.
                    ---------- --- -------

          (a) This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Banks, the Agent Bank, each of the LC Issuers, each of the Note Holders, the Owner Trustee, the Indenture Trustee, and their respective successors and assigns, and shall be binding on the Company and each Guarantor and their respective successors and permitted assigns. Each of the Note Holders acknowledges that the provisions of this Agreement apply regardless of any sale, transfer, pledge, assignment, hypothecation or other disposition by such Note Holder of any Notes to any Person, each of the Banks, LC Issuers, Owner Trustee and Indenture Trustee agrees that the provisions of this Agreement apply regardless of any sale, transfer, pledge, assignment, hypothecation or other disposition by such Bank, LC Issuer, Owner Trustee or Indenture Trustee of any instrument or right evidencing the Bank Debt, Reimbursement Agreement Debt or Lease Claims to any Person. Each Secured Party agrees that it shall not sell, transfer, assign or otherwise dispose of any interest in any Secured Obligation unless the buyer, transferee or assignee assumes in writing the obligations of such Secured Party under this Agreement; provided, however, that the foregoing shall not prohibit any Secured Party from
--------  -------
pledging or otherwise granting a security interest in any Secured Obligation so long as the pledgee or other secured party, as a condition to its retaining or further transferring such Secured Obligation by way of enforcement of such pledge or other security interest, assumes or causes its transferee to assume in writing the obligations of such Secured Party under this Agreement.

          (b) No Secured Party (other than the Owner Trustee or Indenture Trustee) may sell any Secured Obligation or any interest therein to the Company or any Subsidiary or affiliate of the Company, or accept any payment of a Secured Obligation from an affiliate of the Company that is not a Guarantor, without the consent of the Requisite Parties. The Agent Bank shall require each Bank becoming a party to the Credit Agreement after the date of this Agreement to execute and deliver to the other parties hereto a counterpart of this Agreement. Any Note Holder assigning all or a portion of its note shall require its assignee to execute and deliver to all other parties hereto a counterpart of this Agreement.

          (c) Nothing contained in this (S)11.3 shall permit any assignment of any Secured Obligation created or evidenced by any Credit Document if such assignment is not otherwise permitted by that Credit Document.

          (S)11.4.  Notices.  All notices and other communications made or
                    -------
required to be given pursuant to this Agreement or the Security Documents shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier or sent by telecopy, confirmed by delivery via courier or postal service, addressed as set forth on Schedule 11.4 hereto or to such other address or
                -------------
addresses as any such party shall specify by notice given to the other parties. Any such notice and other communications shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile, at the time of the receipt thereof, and (ii) if sent by registered or certified first class mail postage prepaid, on the fourth (4th) business day following the mailing thereof; provided, however, that a Notice of
                                   --------  -------
Actionable Default or any other notice to be delivered to the Collateral Agent pursuant to the terms of this Agreement shall not be deemed to have been received by a Responsible Officer of the Collateral Agent until the Collateral Agent actually receives such notice. Any party hereto (other than the Collateral Agent) that is required or permitted to give notice to any other party hereto may, in lieu of giving such notice directly to such other party, give such notice to the Collateral Agent for delivery to such other party or parties, provided that (a) the party giving such notice shall expressly instruct the Collateral Agent in writing as to which parties to deliver such notice to, (b) the Collateral Agent shall give such notice within two (2) Business Days after receiving such request, and (c) such notice will only be deemed to have been given (in accordance with clauses (i) and (ii) of the preceding sentence) to the recipients thereof after such notice was given by the Collateral Agent, rather than when such request was made to the Collateral Agent.



          (S)11.5.  Termination.
                    -----------

          (a) The security interests created by the Security Documents, including the security interest of the Collateral Agent, shall terminate and all right, title and interest in the Collateral shall revert to the Company and its successors and assigns upon the satisfaction of each of the following five conditions:

                    (i) receipt by the Collateral Agent from the Agent Bank of notice stating that either:

                           (A) the Bank Debt has been paid in full, in cash, and all commitments under the Credit Agreement have terminated, been canceled or been reduced to zero; or
                                            --

                           (B) the Bank Debt no longer constitutes a Secured Obligation under the Security Documents; and
                                                   ---

                    (ii) receipt by the Collateral Agent from each of the Note Holders of notice that either:

                           (A) the Note Debt held by such Note Holders has been paid in full, in cash, in accordance with the Note Purchase Agreement; or
          --

                           (B) the Note Debt held by such Note Holders no longer constitutes a Secured Obligation under the Security Documents; and
                                                                         ---

               (iii) receipt by the Collateral Agent from each of the LC Issuers of notice stating that:

                        (A) the Reimbursement Obligations due to it have been paid in full, in cash, and it has no Outstanding IRB LC Exposure; or
                                                                            --

                        (B) the Reimbursement Obligations due to it no longer constitute a Secured Obligation under the Security Documents; and
                                                                        ---

               (iv) receipt by the Collateral Agent from the Owner Trustee and Indenture Trustee of notice that either:

                        (A) the Lease Claims have been paid in full, in cash, in accordance with the Lease Documents; or

                        (B) the Lease Claims no longer constitute a Secured Obligation under the Security Documents; and

               (v) payment in full in cash of all amounts owed to the Collateral Agent pursuant to (S)5.5 and (S)5.7.

     The Secured Parties agree, severally and not jointly, to provide the notices contemplated by (S)11.5(a)(i), (S)11.5(a)(ii), (S)11.5(a)(iii), and
(S)11.5(a)(iv) under the circumstances provided in Clause (A) of such Sections for such notices to be capable of being given, upon the Company's request and in any event as if (S)9-208 of the Uniform Commercial Code as in effect in the State of New York on the date hereof were applicable to them as direct secured parties.

          (b) Upon the termination of the Collateral Agent's security interest and the release of the Collateral in accordance with subsection (a) of this
(S)11.5, the Collateral Agent will promptly, at the Company's written request and expense, (i) execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such security interest, the release of the Collateral or the discharge of the Guaranties and
(ii) deliver or cause to be delivered to the Company all property of the Company constituting Collateral then held by Collateral Agent or any agent thereof.

          (c) This Agreement shall terminate automatically when the security interests granted under the Security Documents have terminated and the Collateral has been released to the Company by the Collateral Agent as provided in the foregoing provisions of this (S)11.5.

          (d) If, at any time, any payment made or value received with respect to any Secured Obligation must be returned by the Secured Party receiving the same upon the insolvency, bankruptcy or reorganization of the Company or any Guarantor, or otherwise, with the effect as though such payment had not been made or value received, the security interest in the Collateral created by the Security Documents in favor of the Collateral Agent and the rights of the Collateral Agent to act as agent hereunder and to receive amounts pursuant to this Agreement shall be reinstated to the extent those rights had previously been terminated. In such event each Secured Party (other than the Owner Trustee and the Indenture Trustee) agrees that it will pay to the other Secured Parties such amounts so that, after giving effect to the payments hereunder by all Secured Parties, the amounts received by all Secured Parties are not in excess of the amounts to be paid to them hereunder as though any payment so returned had not been made.

          (e) Notwithstanding the foregoing, (S)5.5, (S)5.6 and (S)5.7 of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

          (S)11.6.  Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    ---------- ---
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES).

          (S)11.7.  Waiver of Rights.  Neither any failure nor any delay on the
                    ------ -- ------
part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

          (S)11.8.  Severability.  In case any one or more of the provisions
                    ------------
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

          (S)11.9.  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          (S)11.10.  Section Headings.  The section headings used herein are for
                     ------- --------
convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          (S)11.11  Additional Fees.  Contemporaneously with the execution
                    ---------- ----
hereof, the Company (a) shall pay all reasonable counsel fees of the Owner Trustee, the Indenture Trustee, the Lenders and the Owner Participants under the Indenture in connection with the negotiation and execution of this Agreement.
In addition, the Company and the Guarantors shall pay all on-going fees and expenses (including any fees and expenses of counsel) of the Owner Trustee, the Indenture Trustee, the Owner Participants and the Lenders to enforce this Agreement, and (b) agree to indemnify the Owner Participants against any adverse tax consequences resulting from the Owner Trustee's entering into this Agreement. The parties hereto acknowledge that the Owner Participants and the Lenders are third party beneficiaries of this (S)11.11 and agree not to amend this (S)11.11 as it pertains to the Owner Participants and the Lenders without their prior written consent. The Company acknowledges and agrees that, in executing and delivering this Agreement to the other parties hereto and in performing its obligations hereunder, the Indenture Trustee shall be entitled to all of the rights and benefits afforded to the Indenture Trustee under the Lease Documents, including, without limitation, the Company's indemnification obligations under Section 7.2 of the Participation Agreement, as such term is defined in the Indenture, and the limitations on liability provided under Section 10.11(a) of the Participation Agreement and Section 5.04 of the Indenture, and the Company hereby agrees that its indemnification of the Indenture Trustee under Section 7.2 of the Participation Agreement shall include, subject to the provisions of Section 7.2(d) thereof, any and all Claims (as defined therein) arising out of the Indenture Trustee's execution, delivery and performance of its obligations under this Agreement.

          (S)11.12.  Complete Agreement.  This Agreement constitutes the entire
                     -------- ---------
agreement among the parties hereto with respect to the subject matter hereof and supersedes and all other prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with the Credit Agreement, the Note Purchase Agreements or any other Credit Document (other than the Lease Documents), as between the Secured Parties the provisions of this Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

          (S)11.13.  No Recourse to the Owner Trustee or Indenture Trustee.  It
                     -- -------- -- --- ----- ------- -- --------- -------
is expressly understood and agreed by the parties hereto that, subject to the proviso contained in this (S)11.13, all representations, warranties and agreements of the Owner Trustee and Indenture Trustee hereunder shall be binding upon the Owner Trustee and Indenture Trustee, only in their respective capacities as Owner Trustee and Indenture Trustee and (except as expressly provided herein) the Owner Trustee and Indenture Trustee shall not be liable in their respective individual capacities for any breach thereof, except for their gross negligence or willful misconduct, or for breach of their respective agreements, representations and warranties contained herein, except to the extent agreed or made in their respective individual capacities; provided,
                                                                 --------
however, that nothing in this (S)11.13 shall be construed to limit in scope or
-------
substance those representations and warranties of the Owner Trustee or Indenture Trustee made expressly in its individual capacity set forth herein. The terms "Owner Trustee" and "Indenture Trustee" as used in this Agreement shall include any successor thereto as Owner Trustee or Indenture Trustee.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

          IN WITNESS WHEREOF, the Collateral Agent Bank, the Collateral Agent, the Agent Bank, the Banks, the Note Holders, the LC Issuers, the Owner Trustee, the Indenture Trustee, the Company and each of the Guarantors have caused this Collateral Agency and Intercreditor Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                      STATE STREET BANK AND TRUST
                                      COMPANY, in its individual capacity and
                                      in its capacity as Collateral Agent



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                      BANK OF AMERICA, N.A.
                                      in its capacity as Agent Bank



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                      BANK OF AMERICA, N.A.,
                                      in its capacity as Bank and LC Issuer



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as LC Issuer



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                      FIRST UNION NATIONAL BANK,
                                      in its capacity as Indenture Trustee



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------



                                      CHASE MANHATTAN TRUST COMPANY,
                                      NATIONAL ASSOCIATION as Successor
                                      to PNC BANK, NATIONAL ASSOCIATION,
                                      in its capacity as Owner Trustee



                                      By:
                                         ---------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

                                      NOTE HOLDERS



                                      PRINCIPAL LIFE INSURANCE COMPANY
                                      (f/k/a Principal Mutual Life Insurance
                                      Company)
                                      By:  Principal Capital Management, LLC,
                                           A Delaware limited liability company,
                                           Its authorized signatory


                                      By
                                        ---------------------------------
                                       Its:

                                      By
                                        ---------------------------------
                                       Its:

                                      JEFFERSON-PILOT LIFE INSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      THE EQUITABLE LIFE ASSURANCE
                                      SOCIETY OF THE UNITED STATES


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      J. ROMEO & CO., as nominee for MONY LIFE
                                      INSURANCE COMPANY OF NEW YORK

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      THE RELIABLE LIFE INSURANCE COMPANY
                                      By:  Advantus Capital Management, Inc.

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      GREAT-WEST LIFE & ANNUITY
                                      INSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      THE GREAT-WEST LIFE ASSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      TEACHERS INSURANCE AND ANNUITY
                                      ASSOCIATION OF AMERICA


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      PHOENIX HOME LIFE MUTUAL
                                      INSURANCE COMPANY

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      AMERICAN UNITED LIFE INSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      THE CANADA LIFE ASSURANCE COMPANY
                                      (Cummings & Co. as nominee)

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                      (CUMMINGS & CO. as nominee)

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      CANADA LIFE INSURANCE COMPANY OF NEW YORK
                                      (CUMMINGS & CO. as nominee)

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      AMERITAS LIFE INSURANCE CORP.
                                      By:  Ameritas Investment Advisors Inc.,

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      BERKSHIRE LIFE INSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      PROVIDENT MUTUAL LIFE INSURANCE
                                      COMPANY - CALIC


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:


                                      NATIONWIDE LIFE INSURANCE COMPANY


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      NATIONWIDE LIFE INSURANCE
                                      COMPANY (as successor to EMPLOYERS
                                      LIFE INSURANCE COMPANY OF WAUSAU)


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY
                                      By CIGNA Investments, Inc.,
                                      its authorized agent


                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                LIFE INSURANCE COMPANY OF NORTH AMERICA
                                By CIGNA Investments, Inc., its authorized agent


                                By
                                  ---------------------------------
                                  Name:
                                  Title:

                                CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
                                By CIGNA Investments, Inc., its authorized agent


                                By
                                  ---------------------------------
                                  Name:
                                  Title:

                                CENTURY INDEMNITY COMPANY
                                By: CIGNA Investments, Inc., its authorized
                                agent

                                By
                                  ---------------------------------
                                  Name:
                                  Title:

                                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                                By
                                  ---------------------------------
                                  Name:
                                  Title:

                                THE STATE LIFE INSURANCE COMPANY


                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                MINNESOTA LIFE INSURANCE COMPANY
                                By: Advantus Capital  Management, Inc.


                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                FEDERATED LIFE INSURANCE COMPANY
                                By: Advantus Capital Management, Inc.


                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                FEDERATED MUTUAL INSURANCE COMPANY
                                By: Advantus Capital Management, Inc.


                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                MUTUAL TRUST LIFE INSURANCE COMPANY
                                By: Advantus Capital Management, Inc.


                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                          GUARANTEE RESERVE LIFE INSURANCE
                                          COMPANY
                                          By: Advantus Capital Management, Inc.


                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                          NATIONAL TRAVELERS LIFE COMPANY
                                          By: Advantus Capital Management, Inc.


                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                          SUN LIFE ASSURANCE COMPANY OF
                                          CANADA (U.S.)


                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                          SUN LIFE ASSURANCE COMPANY OF CANADA


                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                          By
                                            --------------------------------
                                            Name:
                                            Title:

                                        SUN LIFE INSURANCE AND ANNUITY
                                        COMPANY OF NEW YORK


                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        GENERAL ELECTRIC CAPITAL
                                        ASSURANCE COMPANY
                                        (formerly known as Great Northern
                                        Insured Annuity Corporation)


                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY
                                        By: Lincoln Investment Management, Inc.,
                                        Its Attorney-In-Fact


                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        ACACIA LIFE INSURANCE COMPANY
                                        By:  Ameritas Investment Advisors Inc.,
                                        as Agent


                                        By
                                          --------------------------------
                                          Name:
                                          Title:

ACCEPTED AND AGREED TO:

BIRMINGHAM STEEL CORPORATION


By:
   --------------------------
  Name:
       ----------------------
  Title:
        ---------------------


GUARANTORS:

AMERICAN STEEL & WIRE CORPORATION
BIRMINGHAM EAST COAST HOLDINGS, LLC
NORFOLK STEEL CORPORATION
PORT EVERGLADES STEEL CORPORATION
BIRMINGHAM RECYCLING INVESTMENT COMPANY
MIDWEST HOLDINGS, INC.
CUMBERLAND RECYCLERS, LLC



By:
   --------------------------
  Name:
       ----------------------
  Title:
        ---------------------

                                                                   SCHEDULE 11.4


                                  (ADDRESSES)


     State Street Bank and Trust Company
     225 Asylum Street
     Hartford, Connecticut 06103


     Bank of America, N.A.
     600 Peachtree Street, 9/th/ Floor
     Atlanta, GA 30308


     PNC Bank, National Association
     One PNC Plaza
     249 5/th/ Avenue, 3/rd/ Floor
     Pittsburgh, PA 15222-2707


     First Union National Bank



     Chase Manhattan Trust Company, National Association



     Principal Life Insurance Company
     801 Grand Avenue
     Des Moines, IA 50392-0800


     Jefferson-Pilot Life Insurance Company
     100 North Greene Street
     Greensboro, NC 27420



     The Equitable Life Assurance Society of the United States
     1290 Avenue of the Americas
     New York, NY 10104

     J. Romeo & Co.
     c/o MONY Life Insurance Company
     1740 Broadway
     New York, NY 10019



     The Reliable Life Insurance Company
     c/o Advantus Capital Management, inc.
     400 Robert Street North
     St. Paul, MN 55101



     Great-West Life & Annuity Insurance Company
     8515 East Orchard Road
     Englewood, CO 80111



     The Great-West Life Assurance Company
     8515 East Orchard Road
     Englewood, CO 80111



     Teachers Insurance And Annuity Association of America



     Phoenix Home Life Mutual Insurance Company
     One American Row
     Hartford, CT 06115


     American United Life Insurance Company
     One American Square
     Indianapolis, IN 46282


     The Canada Life Assurance Company
     330 University Avenue
     Toronto, Ontario M5H 2X7
     Canada

     Canada Life Insurance Company of America
     330 University Avenue
     Toronto, Ontario M5H 2X7
     Canada



     Canada Life Insurance Company of New York
     330 University Avenue
     Toronto, Ontario M5H 2X7
     Canada



     Ameritas Life Insurance Corp.
     c/o Ameritas Investment Advisors, Inc.
     5900 "O" Street
     Lincoln, NE 68510-2234



     Berkshire Life Insurance Company
     700 South Street
     Pittsfield, MA 01201



     Provident Mutual Life Insurance Company
     1205 Westlakes Drive
     Berwyn, PA 19312-249



     Nationwide Life Insurance Company
     One Nationwide Plaza
     Columbus, OH 43215-2220



     Connecticut General Life Insurance Company
     c/o CIGNA Investments, Inc.
     900 Cottage Grove Road
     Bloomfield, CT 06002

     Life Insurance Company of North America
     c/o CIGNA Investments, Inc.
     900 Cottage Grove Road
     Bloomfield, CT 06002



     CIGNA Property and Casualty Insurance Company
     c/o CIGNA Investments, Inc.
     900 Cottage Grove Road
     Bloomfield, CT 06002



     Century Indemnity Company
     c/o CIGNA Investments, Inc.
     900 Cottage Grove Road
     Bloomfield, CT 06002



     The Northwestern Mutual Life Insurance Company
     720 East Wisconsin Avenue
     Milwaukee, WI 53202



     The State Life Insurance Company
     c/o American United Life Insurance Company
     One American Square
     Indianapolis, IN 46282



     Minnesota Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101



     Federated Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101



     Federated Mutual Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101



     Mutual Trust Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101


     Guarantee Reserve Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101



     National Travelers Life Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN 55101



     Sun Life Assurance Company of Canada (U.S.)
     One Sun Life Executive Park
     Wellesley, MA 02481


     Sun Life Assurance Company of Canada
     One Sun Life Executive Park
     Wellesley, MA 02481



     Sun Life Insurance and Annuity Company of  New York
     One Sun Life Executive Park

     Wellesley, MA  02481



     General Electric Capital Assurance Company
     601 Union Street, Suite 1500
     Seattle, WA 98101



     The Lincoln National Life Insurance Company
     c/o Lincoln Investment Management, Inc.
     200 East Berry Street
     Fort Wayne, IN 46802



     ACACIA Life Insurance Company
     c/o Ameritas Investment Advisors, Inc.
     5900 "O" Street
     Lincoln, NE 68510-2234



     American Steel & Wire Corporation
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242


     Birmingham East Coast Holdings, LLC
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242


     Norfolk Steel Corporation
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242

     Port Everglades Steel Corporation
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242

     Birmingham Recycling Investment Company
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242


     Midwest Holdings, Inc.
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242


     Cumberland Recycles, LLC
     1000 Urban Center Drive
     Suite 300
     Birmingham, AL 35242